SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934, as amended.

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☐	Soliciting Material Pursuant to §240.14a-12

INTERNATIONAL ABSORBENTS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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International Absorbents Inc.
“Products and Technology for the Good of the Environment”

May 29, 2003

To our Shareholders:

     On behalf of the board of directors of International Absorbents Inc., I cordially invite you to attend our annual general meeting of shareholders to be held at the XChange Conference Center, 888 Dunsmuir Street, 2nd Floor, Vancouver, British Columbia, Canada on June 25, 2003 at 9:00 a.m., local time. A notice of the annual general meeting, a proxy statement containing information about the matters to be acted upon at the annual general meeting and a proxy card are enclosed.

     We urge you to attend our annual general meeting. Your participation in the affairs of International Absorbents is important. Our annual general meeting is an excellent opportunity for our management to discuss our progress with you in person.

     Whether in person or by proxy, it is important that your shares be represented at our annual general meeting. To ensure your participation, regardless of whether you plan to attend in person, please complete, sign, date and return the enclosed proxy card promptly or otherwise vote by using the toll-free number or visiting the website listed on the proxy card.

     We look forward to seeing you on June 25th.

Sincerely,

/s/ Gordon Ellis Gordon Ellis President, Chief Executive Officer and Chairman of the Board

Corporate Office:	Sales/Manufacturing:
1569 Dempsey Rd	1051 Hilton Avenue
N. Vancouver, BC V7K 1S8	Bellingham, WA 98225
Tel: (604) 681-6181	Tel: (360) 734-7415
Fax: (604) 904-4105	Fax: (360) 671-1588

ww.absorbent.com

INTERNATIONAL ABSORBENTS INC.

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
To be Held on June 25, 2003

TO THE SHAREHOLDERS:

     Notice is hereby given that the 2003 Annual General Meeting of Shareholders of International Absorbents Inc., a corporation incorporated under the laws of British Columbia, Canada (the “Company”), will be held on Wednesday, June 25, 2003 at 9:00 a.m., local time, at the XChange Conference Centre, 888 Dunsmuir Street, 2nd Floor, Vancouver, British Columbia, Canada for the following purposes:

1.	To elect four Class II directors to serve for the ensuing two-year period and until their successors are duly elected.

2.	To ratify the appointment of Moss Adams LLP as the Company’s independent auditors for the fiscal year ending January 31, 2004.

3.	To approve the grant of stock options to directors and officers of the Company.

4.	To approve an amendment to the Company’s 1993 Stock Option Plan for U.S. Participants.

5.	To approve an amendment to the Company’s 1993 Equity Incentive Stock Option Plan.

6.	To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     The board of directors has fixed the close of business on May 9, 2003 as the record date for the determination of shareholders entitled to vote at this meeting. Only shareholders of record at the close of business on May 9, 2003 are entitled to notice of and to vote at the meeting and any adjournment thereof.

     All shareholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to submit your proxy. You may do so by mail, over the Internet or by telephone, by following the instructions on the proxy card. Any shareholder attending the meeting may vote in person even if the shareholder has previously submitted a proxy.

By Order of the Board of Directors

/s/ Gordon Ellis Gordon Ellis President, Chief Executive Officer and Chairman of the Board

1569 Dempsey Road
North Vancouver, British Columbia
Canada V7K 1S8
604-681-6181

May 29, 2003

INTERNATIONAL ABSORBENTS INC.
1569 Dempsey Road,
North Vancouver, British Columbia, Canada
Canada V7K 1S8
(Principal Executive Office)
www.absorbent.com
604-681-6181

PROXY STATEMENT

ANNUAL GENERAL MEETING OF SHAREHOLDERS
To Be Held June 25, 2003

SOLICITATION OF PROXIES

THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF DIRECTORS (THE “BOARD OF DIRECTORS” OR “BOARD”) OF INTERNATIONAL ABSORBENTS INC. (THE “COMPANY”), A CORPORATION INCORPORATED UNDER THE LAWS OF BRITISH COLUMBIA, CANADA, FOR USE AT THE ANNUAL GENERAL MEETING (THE “MEETING”) OF THE SHAREHOLDERS OF THE COMPANY TO BE HELD ON JUNE 25, 2003 AT 9:00 a.m. (Pacific Time), AT THE XCHANGE CONFERENCE CENTRE, 888 DUNSMUIR STREET, 2nd FLOOR, VANCOUVER, BRITISH COLUMBIA, CANADA FOR THE PURPOSES SET FORTH IN THE ACCOMPANYING NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS.

This Proxy Statement and the accompanying Notice and Form of Proxy are being mailed on or about May 29, 2003, to shareholders of the Company entitled to vote at the Meeting. It is expected that the solicitation will be primarily by mail. Proxies may also be solicited personally or by telephone, facsimile, or electronically via the internet, by directors, (“Directors”), officers (“Officers”) or other employees of the Company for no additional compensation, however, out-of-pocket expenses will be reimbursed. Brokerage houses and other custodians, nominees and fiduciaries will be requested, in connection with the shares registered in their names, to forward solicitation materials to the beneficial owners of such shares. The Company will reimburse brokerage firms and other persons representing beneficial owners of the Common Shares for their reasonable expenses in forwarding solicitation material to such beneficial owners. THE COMPANY MAKES THIS SOLICITATION OF PROXIES AND ALL RELATED COSTS OF THIS SOLICITATION WILL BE BORNE BY THE COMPANY.

Advance notice of the Meeting was published in Vancouver, British Columbia on April 30, 2003.

RECORD DATE AND OUTSTANDING SHARES

Only shareholders of record at the close of business on May 9, 2003 (the “Record Date”) are entitled to notice of and to vote at the Meeting. The only outstanding voting securities of the Company are shares of common stock, without par value (the “Common Shares”).

As of the Record Date, 5,676,045 Common Shares were issued and outstanding and held of record by approximately 483 shareholders. The closing price of the Company’s Common Shares as of the Record Date on The American Stock Exchange (the “Exchange”) was (US) $3.40 under the symbol “IAX.”

APPOINTMENT AND REVOCATION OF PROXIES

The persons named in the accompanying Form of Proxy are executive officers of the Company planning to be in attendance at the Meeting and were nominated by the Board of Directors. A SHAREHOLDER DESIRING TO APPOINT SOME OTHER PERSON (WHO NEED NOT BE A SHAREHOLDER) TO REPRESENT HIM OR HER AT THE MEETING AS PROXYHOLDER MAY DO SO, EITHER BY:

(a)	STRIKING OUT THE PRINTED NAMES AND INSERTING THE DESIRED PERSON’S NAME IN THE BLANK SPACE PROVIDED IN THE FORM OF PROXY; OR

(b)	BY COMPLETING ANOTHER PROPER FORM OF PROXY.

The completed Form of Proxy must be received at the office of the transfer agent, Pacific Corporate Trust Company (the “Transfer Agent”), located at 625 Howe Street, 10th Floor, Vancouver, British Columbia, Canada V6C 3B8, not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time fixed for the Meeting or before the time that the Meeting is to be reconvened following any adjournment thereof. A Form of Proxy received at the offices of the Transfer Agent or the Company after this time, but prior to the Meeting, may be accepted or rejected as late, at the discretion of the Chairman.

A shareholder’s Form of Proxy will be returned if the shareholder is present at the Meeting and should request its return. A shareholder who has given a Form of Proxy may also revoke it by an instrument in writing delivered to the office of the Transfer Agent or to the registered office of the Company, Suite 700 - 595 Howe Street, Vancouver, British Columbia, Canada V6C 2T5, at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, or to the Chairman of the Meeting on the day of the Meeting or any adjournment thereof, or in any other manner provided by law. If the shareholder is a corporation, any such instrument of revocation must be executed under the corporate seal or by a duly authorized officer or attorney of the corporation.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

At the Meeting, the Company’s transfer agent will determine the presence of a quorum and tabulate the results of the votes by shareholders. Under British Columbia law and our Articles, a quorum exists when one member and one proxy holder are personally present at the meeting and holding or representing not less than one-twentieth of the total number of issued and outstanding Common Shares that are entitled to vote at the Meeting. Under the Exchange’s policies, rules and guidelines, it is recommended that a quorum be at least 33 1/3% of the voting shares represented. The Company intends to meet the recommendations of the Exchange by requiring a quorum of 33 1/3% at the Meeting. A quorum is necessary for the transaction of business at the Meeting. A nominee for election to a position on the Board of Directors will be elected as a director if the votes cast for the nominee exceed the votes cast against the nominee and exceed the votes cast for any other nominee for that position. Abstentions and “broker non-votes” (broker non-votes occur when a person holding shares in street name, meaning through a bank or brokerage account, does not provide instructions as to how his or her shares should be voted and the bank or broker does not exercise discretion to vote those shares) are counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Meeting. For the election of directors, abstentions and broker non-votes will have the effect of neither a vote for nor a vote against the nominee. Approval of all other matters that properly come before the meeting, including the proposals to approve the Company’s appointment of Moss Adams LLP as the Company’s independent auditors, approve certain stock option grants to insiders, approve an amendment to the 1993 Stock Option Plan for U.S. Participants and approve an amendment to the 1993 Equity Incentive Stock Option Plan, will all require the affirmative vote of a majority of the Common Shares of shareholders present or represented and entitled to vote at the Meeting. As in the election of directors, abstentions and broker non-votes will have the effect of neither a vote for nor against such actions.

VOTING OF PROXIES

If the Form of Proxy is properly completed and returned to the Transfer Agent and is unrevoked, the shares represented by the Form of Proxy will be voted at the Meeting. Where a shareholder indicates a choice with respect to any matter to be acted upon at the Meeting, the shares will be voted in accordance with the specification so made. IF A CHOICE IS NOT SO SPECIFIED, IT IS INTENDED THAT THE PERSON DESIGNATED BY THE BOARD OF DIRECTORS IN THE ACCOMPANYING FORM OF PROXY WILL VOTE THE SHARES REPRESENTED BY THE FORM OF PROXY IN FAVOUR OF EACH MATTER IDENTIFIED ON THE FORM OF PROXY AND, THEREFORE “FOR” THE NOMINEES FOR DIRECTORS LISTED ON THE PROXY, “FOR” RATIFICATION OF THE AUDITOR, “FOR” THE APPROVAL OF GRANTS OF STOCK OPTIONS TO INSIDERS OF THE COMPANY, “FOR” APPROVAL OF THE AMENDMENT TO THE 1993 STOCK OPTION PLAN FOR U.S. PARTICIPANTS AND “FOR” APPROVAL OF THE AMENDMENT TO THE 1993 EQUITY INCENTIVE STOCK OPTION PLAN.

The Form of Proxy accompanying this Proxy Statement confers discretionary authority upon the named proxyholder with respect to amendments or variations to the matters identified in the accompanying Notice of Annual General Meeting and with respect to any other matters which may properly come before the Meeting. As of the date of this Proxy Statement, the Board of Directors of the Company knows of no such amendment or variation or matters to come before the Meeting other than those referred to in the accompanying Notice of Annual General Meeting.

ANNUAL REPORT

The Annual Report for the Fiscal Year ended January 31, 2003 is being mailed to shareholders with this Proxy Statement. The Annual Report is not to be considered as proxy soliciting material. A copy of the Company’s Annual Report on Form 10-KSB (without exhibits, except where such exhibits are specifically incorporated by reference into the information that this proxy statement incorporates) will be provided without charge upon written or oral request to the Secretary, c/o the Company’s address at 1569 Dempsey Road, North Vancouver, British Columbia, Canada V7K 1S8 or 604-681-6181.

PRINCIPAL SHAREHOLDERS AND
SHARE OWNERSHIP OF MANAGEMENT

The following table provides information, as of April 30, 2003, with respect to Common Share ownership by (i) the persons known to management beneficially owning Common Shares carrying more than 5% of the voting rights attached to all Common Shares of the Company, (ii) each Director, (iii) the Chief Executive Officer, (iv) each Executive Officer named in the Summary Compensation Table, and (v) all Directors and Executive Officers as a group. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”). In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares subject to options, warrants and securities convertible into Common Shares held by that person that are exercisable as of April 30, 2003 or exercisable within 60 days thereof are deemed outstanding. As of April 30, 2003, there were 5,676,045 Common Shares outstanding. Except as otherwise indicated in the footnotes below, all of the shares listed for a person named in the table are directly held with sole voting and dispositive power.

Unless otherwise noted, the address for each stockholder below is: c/o International Absorbents Inc., 1569 Dempsey Road, North Vancouver, British Columbia, Canada V7K 1S8.

Title of Class	Name and Address of Beneficial Owner	Amount Owned		Percentage of Class

Common	Gordon L. Ellis	356,451	(1)	6.2%
Common	Stephen H. Silbernagel	154,000	(2)	2.7%
Common	John J. Sutherland	15,000	(3)	—
Common	Douglas E. Ellis	132,674	(4)	2.3%
Common	Shawn M. Dooley 2011 Young Street, 2nd Floor, Bellingham, Washington, United States 98225	145,852	(5)	2.5%
Common	David H. Thompson 2011 Young Street, 2nd Floor, Bellingham, Washington, United States 98225	59,751	(6)	1.0%
Common	Ameristock Corporation 1320 Harbor Bay Parkway, Suite 145 Alameda, California 94502	387,329	(7)	6.8%
Common	Coney Financial Services 1491 Coney Island Avenue Brooklyn, NY 11230	300,000	(8)	5.3%

Common	Directors and Executive Officers as a Group (6 Persons)	863,728		14.5%

(1)	Includes 75,000 Common Chares underlying incentive stock options granted to Mr. G. Ellis that are currently exercisable; 15,000 Common Shares held by Stelyconi Enterprises Ltd., over which Mr. G. Ellis has voting and dispositive power; 90,576 Common Shares held by Gordann Consultants Ltd., an entity in which Mr. G. Ellis owns a 51% interest and Mr. Ellis’ spouse owns a 49% interest, over which Mr. G. Ellis has voting and dispositive power; and 75,000 Common Shares held by ABE Industries (1980) Inc., over which Mr. G. Ellis has voting and dispositive power.

(2)	Includes 15,000 Common Shares underlying incentive stock options granted to Mr. Silbernagel, of which 10,000 are currently exercisable.

(3)	Includes 15,000 Common Shares underlying incentive stock options granted to Mr. Sutherland, of which 10,000 are currently exercisable.

(4)	Includes 75,000 Common Shares underlying incentive stock options granted to Mr. D. Ellis that are currently exercisable, and 25,000 Common Shares held by his children, over which Mr. D. Ellis has voting and dispositive power.

(5)	Includes 60,000 common shares underlying incentive stock options granted to Mr. Dooley that are currently exercisable.

(6)	Includes 55,000 common shares underlying incentive stock options granted to Mr. Thompson that are currently exercisable.

(7)	Based on information provided by Ameristock Corporation (“Ameristock”) and Nicholas D. Gerber, President, director and controlling shareholder of Ameristock, in a Schedule 13D filed November 18, 2002. Ameristock is a California corporation the principal business of which is serving as investment adviser to investment companies registered under the Investment Company Act of 1940 and their series. Mr. Gerber’s principal occupation is President of Ameristock.

(8)	Based on information provided by Coney Financial Services (“Coney Financial”) and Leon Moses, a partner of Coney Financial in a Schedule 13D filed August 1, 1997. Coney Financial is a partnership organized under the laws of New York for the purpose of investing in real estate and securities. The general partners of Coney Financial are Leon Moses, David Malek and Peter Rebenwurtzel.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s Officers and Directors, and persons who beneficially own more than 10% of a registered class of the Company’s equity securities to file reports of securities ownership and changes in such ownership with the SEC. Officers, Directors and greater than 10% beneficial owners also are required by the rules promulgated by the SEC to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, the Company believes that, during the fiscal year ended January 31, 2003, such Officers, Directors and greater than 10% beneficial owners filed all reports required of them on a timely basis.

DIRECTORS AND EXECUTIVE OFFICERS

Election of Directors
(Item 1 of Form of Proxy)

The Articles of the Company provide for a Board of Directors consisting of not fewer than three members. In addition, the Articles of the Company provide for the division of the Board of Directors into two classes, whereby the term of office for each class of directors alternately expires upon the second succeeding general meeting. In accordance with the Articles the Board of Directors increased the number of Directors from five to six on October 1, 2002. Currently Class I has three (3) Directors with terms expiring in 2004 and Class II has three Directors with terms expiring in 2003. At the meeting, the Board of Directors proposes to shareholders to fix the number of Directors of the Company at seven (7); therefore increasing the number of Class II Directors from three to four.

Unless otherwise directed in the accompanying Form of Proxy, each person appointed in the Form of Proxy intends to nominate and vote the shares represented by such Form of Proxy “FOR” the election of the following nominees for the office of Director of the Company, each to serve as Class II Directors for a term of two years, unless his office is earlier vacated in accordance with the Articles of the Company or he becomes disqualified to act as a Director. Each incumbent nominee’s term of office will expire at the Meeting unless he is re-elected, in which case his term will expire in 2005. Three existing, Class II Directors plus one new Class II Director nominee are being presented for election for new terms.

			Present Position	Served as	Date Term as
Class	Nominee	Age	with Company	Director Since	Director to Expire

II	Stephen H. Silbernagel	56	Director	1988	2003
II	John J. Sutherland	53	Director	1988	2003
II	Lionel G. Dodd	63	Director	2002	2003
II	Daniel J. Whittle	48	New Director Nominee	—	—

Although the Company does not anticipate that the above-named nominees will refuse or be unable to accept or serve as Directors of the Company, the persons appointed in the enclosed accompanying Form of Proxy intend, if a nominee becomes unavailable, to vote the shares represented by the Form of Proxy “FOR” the election of such other person as may be nominated or designated by the Board of Directors, unless they are directed by the Form of Proxy to do otherwise.

The following information is provided with respect to Class I Directors of the Company. Gordon Ellis and Douglas Ellis will continue to serve as Directors until their terms expire at the annual meeting in 2004. The Company has been informed that Mr. Shawn Dooley intends to resign as a Director effective as of the date of the Meeting. New rules and recommendations by various regulatory bodies and exchanges will require greater independence on the Board and on specific committees. Therefore, Mr. Dooley, who is an officer of Absorption, agreed to resign from the Board of Directors to help enable the Company to comply with these new rules and recommendations.

			Present Position	Served as
Class	Director	Age	with Company	Director Since

I	Gordon L. Ellis	56	Director, Chairman, President, Chief Executive Office	1985
I	Douglas E. Ellis	52	Director, President & Secretary of Absorption(1)	1998
I	Shawn M. Dooley	43	Director and Vice President – Sales and Marketing of Absorption(2)	1998

(1)	Absorption Corp. is a Nevada corporation and wholly-owned subsidiary of the Company (“Absorption”).

(2)	Mr. Dooley has submitted his resignation to the Board of Directors, which shall become effective June 25, 2003.

The following is a brief summary of the business experience of each Director and nominee for Director of the Company.

     Messrs. Gordon Ellis, Sutherland, Silbernagel, Douglas Ellis, Dodd and Bentley are citizens of Canada and Mr. Dooley and Whittle are American citizens.

     Gordon L. Ellis has been Chairman of the Company since July 1988, president and chief executive officer since November 1996 and a Director of the Company since July 1985. Mr. Ellis is also a director of Absorption. Mr. Ellis is Chairman and a director of Polymer Solutions, Inc. (“PSI”), a publicly-held company listed on the TSX Venture Exchange (“TSXV”), which operates a plant in Chico, California, using advanced polymer technology to develop and provide environmentally safe, non-toxic, industrial wood coating and adhesive products. Mr. Ellis is a director of eXcape.Net Inc. a private company engaged in the development and operation of a computer network to provide Wireless transaction software. Mr. Ellis is the brother of Douglas Ellis, a Director of the Company and the President of Absorption.

     John J. Sutherland has been a director of the Company since August 1988. Mr. Sutherland has been a Certified General Accountant since 1976. Presently, Mr. Sutherland is a Vice-President of Northgate Energy Technologies Inc., a private company developing and marketing fuel cells. Between April 2002 and November 2002, he was the Executive Director of the Arthritis Research Centre of Canada. From May 2001 to January 2002, Mr. Sutherland provided consulting services to the Company. He joined ASC Avcan Systems Corporation, a company primarily engaged in providing technology services to utility companies (“ASC”), in March 1997 and was its President and CEO until his resignation on January 15, 2001. On January 31, 2001, the controlling shareholder placed ASC in bankruptcy. Mr. Sutherland is a director of PSI and of Aquiline Resources Ltd. a publicly-held company listed on the TSXV.

     Stephen H. Silbernagel has been a Director of the Company since June 1988. Mr. Silbernagel has been a partner in the Vancouver, British Columbia law firm of Silbernagel & Company since October 1, 1975. Mr. Silbernagel is also a director of PSI.

     Douglas E. Ellis has been a Director of the Company since July 1998. Mr. Ellis has been an employee with Absorption for 14 years and, since March 1999, has served as President. Prior to joining Absorption and helping to build its Bellingham facility, Mr. Ellis spent many years in the heavy construction industry as a project engineer for pulp and paper mills and related projects. Mr. Ellis is the brother of Gordon L. Ellis, a director of Absorption and the Company’s Chairman, President and CEO.

     Shawn M. Dooley has been a Director of the Company since July 1998 and intends to resign as a Director effective as of the date of the Meeting. Mr. Dooley has been associated with Absorption since 1991 and has been the Vice President-Sales and Marketing since 1998. Prior to joining Absorption, Mr. Dooley spent nine years at Purina Mills, Inc. Mr. Dooley holds Bachelor of Science degrees in Agricultural Education and Agricultural Resource Economics.

     Lionel G. Dodd joined the Company as a Director in October 2002. Since August 2002, Mr. Dodd has been a director of Braintech, Inc., a publicly traded company on the OTCBB which gives vision to industrial robots that handle and assemble parts, and since 2001, Mr. Dodd has been a director of Napier Environmental Technologies Inc., a publicly held company listed on the Toronto Stock Exchange (“TSX”), which manufactures environmental paint removal and wood restoration products. In addition, Mr. Dodd became a Director of Pope & Talbot, Inc, a publicly-held pulp and wood products company trading on the New York and Pacific Stock exchanges, consequent to an acquisition of Harmac Pacific Inc. in November 1999, where Mr. Dodd had been serving as a Director since 1998. Previously, he was a director of International Bio-recovery Corporation from 2000 to 2001, a publicly-held company listed on the TSXV which converts biodegradable waste into organic fertilizer products. From 1996 to 2000, he served as President, Chief Executive Officer and

Director of Versacold Corporation, a public company trading on the TSX which operates a national temperature-controlled logistics network. Previously, Mr. Dodd had been CEO, COO and CFO or a director of a number of publicly traded and private companies in Canada and the U.S. Mr. Dodd received a MBA from the University California (Berkeley).

     Daniel J. Whittle has been nominated as a Class II director. Since April 2000, Mr. Whittle has been the Senior Vice-President at Oce Display Graphics Systems. Prior to that, from July 1999 to February 2000, Mr. Whittle was a director of H.K. Productions in London, England, a subsidiary of Gretag Imaging. His executive management experience also includes Director of Engineering at Firetrol; Vice-President of R&D and Manufacturing and later President of Cymbolic Sciences; and Senior Vice-President at Gretag Professional Imaging. After receiving his PH.D. in Physics from the University of Pennsylvania in August 1982, Mr. Whittle held various technical and management positions in engineering and manufacturing for 12 years at IBM. He was also a course instructor and director of Management Development, Inc. a non-profit organization affiliated with the Kenan-Flagler Business School at the University of North Carolina.

     Michael Bentley shall fill the vacancy on the Board upon Mr. Dooley’s resignation and will be appointed as a Class I Director by the Board immediately following the Meeting. As a Class I Director, Mr. Bentley’s term shall expire in 2004. Currently, Mr. Bentley is President of M64 Management and a principal with Osborne Group, which provides consulting and interim management services to a variety of clients, primarily in resource and technology industries. Prior to that, he served in a variety of management positions at Canfor Corporation from 1987 to 1999. Mr. Bentley currently serves on the Board of Precious Minerals Mining and Refining Corp. and the Business Family Centre at University of British Columbia Commerce. Past board positions include Wittke Inc., which traded on the TSX until being purchased in 2002, and a number of private companies or charitable organizations. He has a Bachelor of Arts degree from the University of B.C. and a Master of Science in Management from Stanford University in Palo Alto, CA. Mr. Bentley owns 2,000 shares of Common Stock of the Company.

Although Messrs. G. Ellis, Silbernagel and Sutherland each serve on committees for both the Company and PSI, the Company does not believe that any interlocking relationship exists among these directors and the Company.

Board Matters and Committees

During the 2003 fiscal year, the Board of Directors held seven regular meetings. Each of the members of the Board of Directors of the Company participated in at least 75% of the aggregate number of meetings of the Board of Directors and committees of the Board, if any, on which each director served.

The Company’s Board of Directors has three committees. The audit committee (“Audit Committee”) is comprised of Messrs. G. Ellis, Silbernagel and Sutherland. The compensation committee (“Compensation Committee”) is comprised of Messrs. Silbernagel, Sutherland and Dodd. The corporate governance committee (“Corporate Governance Committee”) is comprised of Messrs. Dodd, Silbernagel and Sutherland. The addition of new, independent Board Members will facilitate the reassignment of members of these committees.

The Audit Committee held four meetings during the 2003 fiscal year. The Audit Committee operates pursuant to an amended written charter approved and adopted by the Board on March 31, 2003. A copy of this charter is appended to this Proxy Statement. Mr. Silbernagel and Mr. Sutherland are designated as the Company’s two independent directors, as defined by the Section 121(A) of the AMEX’s listing standards for Small Business Issuers. In accordance with the charter, all of the members of the Audit Committee are financially literate and at least one member of the Audit Committee has accounting or related financial management expertise. The duties of the Committee include monitoring the integrity of the Company’s financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance; monitoring the independence and performance of the Company’s independent auditors and internal auditing department; and providing an avenue of communication among the independent auditors, management, the internal audit department, and the Board of Directors.

The Compensation Committee held eleven meetings during the 2003 fiscal year. Its primary duties concern the approval and review of management compensation and contracts, and the granting and amending of incentive and non-incentive stock options to employees of the Company and its subsidiary pursuant to the Company’s stock option plans. The administration of these plans, which had previously been the responsibility of the Board of Directors, was delegated to the Compensation Committee in May, 1993, as permitted by the plans. The Compensation Committee is therefore responsible for determining the persons to whom and the dates on which options will be granted, the number of shares subject to each option, the time or times during the term of each option within which all or a portion of such option may be exercised, and other such terms of the options.

The Corporate Governance Committee was established by the Board of Directors on December 10, 2002 and consists solely of independent Directors. Their mandate is to make recommendations to the full Board of Directors with respect to developments in the area of corporate governance and the practices of the Board, for director recruiting and nomination processes, director compensation and Board size and composition. The Committee held one meeting during the 2003 fiscal year.

Executive Officers of the Company

For the purpose of this Proxy Statement, “Executive Officer” of the Company means the Chairman and any Vice-Chairman of the Board of Directors, where that person performs the functions of such officer on a full-time basis, the President, and any Vice-President in charge of a principal business unit such as sales, finance or production, and any officer of the Company or of a subsidiary who performs a policy-making function in respect of the Company, whether or not such officer is also a director of the Company or the subsidiary. Executive Officers are appointed by, and serve at the pleasure of, the Board of Directors.

Information about Mr. Gordon Ellis, Mr. Douglas Ellis and Mr. Shawn Dooley, all of whom serve as both directors and Executive Officers, is provided in this Proxy Statement under the heading “Directors and Executive Officers – Election of Directors.” In addition, certain information about David H. Thompson, an Executive Officer of the Company, is set forth below:

     David H. Thompson has been an employee of Absorption since April 1993, and was appointed Chief Financial Officer in March 1998 and secretary to the Company on March 31, 2003.

Except as described above, there are no family relationships among our directors and officers.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Summary Compensation Table

The following table sets forth information concerning the total direct or indirect compensation (including compensation paid pursuant to management service agreements) paid during the last three fiscal years to the Company’s CEO and its other Executive Officers whose annual compensation exceeded (U.S.) $100,000. Information is given for each of the last three fiscal years for each Executive Officer who served at any time during such year as an Executive Officer of the Company or its subsidiary.

U.S. Dollars

		Annual Compensation				Long Term Compensation

								Awards	Payouts

										All
Name and	Fiscal					Securities Under		Restricted Shares		Other
Position	Year			Other Annual		Options		or Restricted Share	LTIP	Compen-
of Principal	Ending	Salary ($)	Bonus	Compensation		Granted		Units	Pay-Outs	sation

Gordon L. Ellis	2003	Nil	Nil	83,467	(1)	25,000	(3)	Nil	N/A	Nil
Chairman, President	2002	Nil	22,000	84,700	(1)	75,000	(4)	Nil	N/A	Nil
and CEO	2001	Nil	Nil	65,640	(1)	Nil		Nil	N/A	Nil
	2003	Nil	20,000	130,000	(1)	25,000	(3)	Nil	N/A	Nil
Douglas E. Ellis	2002	Nil	30,000	124,000	(1)	75,000	(4)	Nil	N/A	Nil
President of Absorption	2001	Nil	15,200	105,000	(1)	Nil		Nil	N/A	Nil
Shawn M. Dooley Vice President-Sales &	2003	120,000	20,000	8,800	(2)	25,000	(3)	Nil	N/A	Nil
Marketing of	2002	68,000	15,000	68,857	(2)	60,000	(4)	Nil	N/A	17,825 (5)
Absorption	2001	57,000	15,000	60,134	(2)	Nil		Nil	N/A	Nil
	2003	120,000	20,000	Nil		25,000	(3)	Nil	N/A	Nil
David H. Thompson	2002	103,997	20,000	Nil		55,000	(4)	Nil	N/A	6,132 (5)
CFO, Secretary	2001	87,997	15,000	Nil		Nil		Nil	N/A	Nil

(1)	See “Consulting/Employment Agreements” below for a description of the fees paid to Gordann Consultants Ltd., a company controlled by Mr. G. Ellis and Current Systems, a proprietorship owned by Mr. D. Ellis.

(2)	Represents commissions paid to Shawn Dooley in accordance with his prior verbal agreement.

(3)	Represents options to purchase shares of common stock granted on February 26, 2003, which options have an exercise price of $2.10 per share and vest in equal instalments in September 2003 and January 2004.

(4)	Represents options to purchase shares of common stock granted on January 2, 2002, which options have an exercise price of $1.80 per share and are vested.

(5)	Represents cash consideration paid in connection with the Company’s program to buy back outstanding options, which expired October 1, 2001.

Option Grants

The Company has never granted stock appreciation rights and it is the Company’s current intention to not grant any in the future. The following table sets forth information regarding all grants of options to the individuals named in the Summary Compensation Table up to February 26, 2003, and the potential realizable value of such options using a 5% and 10% assumed annual rate of appreciation in the price of the Company’s Common Shares at fiscal year ended January 31, 2003. The particular assumed annual rates of stock appreciation used in this table are specified under the rules and regulations of the SEC and are not necessarily indicative of future stock price performance or the Company’s projections thereof. Over a three-year option term, the corresponding increase in the Company’s market capitalization over the same period (measured from the end of the last fiscal year) would be (a) (U.S.) $1,822,363 with an assumed 5% annual rate of stock appreciation, and (b) (U.S.) $3,826,818 with an assumed 10% annual rate of stock appreciation. In fiscal year 2003, the Company granted options to acquire up to an aggregate of 10,000 shares of common stock to employees, excluding options that were subsequently forfeited due to termination, all under the Company’s stock option plan and all at an exercise price equal to the fair market value of the Company’s common stock on the date of grant.

U.S. Dollars

		Securities	% of Total Options			Potential	Potential
		Underlying Options	Granted to	Exercise or Base		realizable value	realizable value
		Granted	Employees in Fiscal	Price		assuming 5% rate of	assuming 10% rate
Name	Date of Grant	(#)	year	($/ Security)	Expiration Date	appreciation	of appreciation

Gordon L. Ellis	Feb. 26, 2003	25,000	12%	$2.10	Feb. 26, 2006	$8,275	$17,378
Douglas E. Ellis	Feb. 26, 2003	25,000	12%	$2.10	Feb. 26, 2006	$8,275	$17,378
Shawn M. Dooley	Feb. 26, 2003	25,000	12%	$2.10	Feb. 26, 2006	$8,275	$17,378
David H. Thompson	Feb. 26, 2003	25,000	12%	$2.10	Feb. 26, 2006	$8,275	$17,378

Aggregated Option Exercises and Fiscal Year-End Option Value Table

None of the Company’s named executive officers exercised any options in fiscal year 2003. With respect to the Company’s Executive Officers named in the Summary Compensation Table, the following table sets forth information concerning exercisable and unexercisable options held as of January 31, 2003. The “Value of Unexercised In-the-Money Options at January 31, 2003” is based on a price of $2.04 per share, which was the closing market price of the common stock on that day, minus the per share exercise price, multiplied by the number of shares underlying the “in-the-money” option.

U.S. Dollars

	Number of Securities		Value of Unexercised
	Underlying Unexercised		In-the-Money Options at
	Options at January 31, 2003		January 31, 2003

Name	Exercisable	Unexercisable	Exercisable	Unexercisable

Gordon L. Ellis	75,000	0	$18,000	0
Douglas E. Ellis	75,000	0	$18,000	0
Shawn M. Dooley	60,000	0	$14,400	0
David H. Thompson	55,000	0	$13,200	0

Compensation of Directors in Last Fiscal Year

The Company pays its directors who are not employees a retainer of $2,500 and $500 on a per meeting basis for serving on the Board of Directors. As provided in the Company’s stock option plans, all independent directors are granted annually stock options to purchase 5,000 shares of common stock, which number will increase to 10,000 stock options effective October 1, 2003. The Directors are reimbursed for their out of pocket expenses. The following table sets forth information regarding certain types of compensation paid or provided during the fiscal year ended January 31, 2003 to each director of the Company who is not an Executive Officer.

U.S. Dollars

	Cash Compensation			Security Grants

					Number of
	Annual				Securities
	Retainer	Meeting	Consulting	Number of	Underlying
Name	Fees ($)	Fees ($)	Fees/Other Fees ($)	Shares (#)	Options/SARs (#)

Lionel G. Dodd	$2,500	$2,900	Nil	Nil	Nil
Stephen H. Silbernagel	$2,500	$5,900	Nil	Nil	5,000
John J. Sutherland	$2,500	$6,600	Nil	Nil	5,000

Stock Option Plans and Outstanding Options

The Company’s 1993 Stock Option Plan for U.S. Participants (the “1993 U.S. Plan”) and the 1993 Equity Incentive Stock Option Plan (the “1993 Equity Plan” and, collectively with the 1993 U.S. Plan, the “1993 Stock Option Plans”) expired on May 19, 2003. The Board of Directors and shareholders have approved two new stock option plans, which commenced on May 20, 2003. These plans are called the 2003 Stock Option Plan – U.S. Participants (the “2003 U.S. Plan”) and the 2003 Equity Incentive Stock Option Plan (the “2003 Equity Plan”).

Under the 1993 Stock Option Plans, stock options to purchase a total of 417,400 Common Shares at exercise prices ranging from (US) $1.65 to (US) $2.10, with expiry dates beginning October 1, 2003, were outstanding as of January 31, 2003. Pursuant to the vesting terms of the stock option agreements, stock options to purchase 407,400 Common Shares were eligible for exercise at January 31, 2003.

Equity Compensation Plan Information

The following table gives information about equity awards under all equity compensation plans of the Company in effect as of January 31, 2003, including the 1993 Stock Option Plans, the 2003 U.S. Plan and the 2003 Equity Plan:

	(a)	(b)	(c)

Number of
securities
remaining available
for future issuance
under equity
	Number of securities	Weighted-average	compensation plans
	to be issued upon	exercise price of	(excluding
	exercise	outstanding	securities
	of outstanding options,	options,	reflected in column
Plan category	warrants and rights	warrants and rights	(a))

Equity compensation plans approved by security holders	417,400	$1.80	1,100,000
Equity compensation plans not approved by security holders	-0-	-0-	-0-

Total	417,400	$1.80	1,100,000

Consulting/Employment Agreements

Effective as of January 1, 2000, the Company entered into an oral management services agreement with Current Systems, a proprietorship owned by Mr. D. Ellis, the President of Absorption. Pursuant to this arrangement, Current Systems received (U.S.) $130,000 for management services for the fiscal year ended January 31, 2003. The Company is currently negotiating a written contract to be effective February 1, 2003.

On October 1, 1998, the Company entered into an employment agreement with Mr. G. Ellis, currently serving as Chairman, President and CEO of the Company. Effective June 1, 2000, the Company pays 65% of the average base salary of the two highest paid executives per month to Gordann Consultants Ltd., a company controlled by Mr. G. Ellis. Mr G. Ellis is permitted to participate in the Company’s benefit plan and stock option plan. The management agreement is terminable immediately upon notice by either party.

The Company has entered into an oral agreement with Mr. Dooley. Mr. Dooley is the Vice President–Sales and Marketing of Absorption and receives an annual salary of (U.S.) $120,000 plus a bonus based on performance during the fiscal year ended January 31, 2003. The Company is currently negotiating a written contract to be effective February 1, 2003.

Pursuant an employment agreement entered into February 1, 2002, between Mr. Thompson and Absorption, Mr. Thompson is employed as Chief Financial Officer and will receive a salary of (U.S.) $120,000 annually for a term of three years, which will automatically be extended each year unless either party receives notice within 90 days. Under this agreement Mr. Thompson is permitted to participate in the Company’s benefit plan and stock option plan. In the event that Mr. Thompson’s employment is terminated, a maximum of up to twenty-four months of severance wages and benefits will be paid, determined upon the cause of termination. In the event of a change in control, Mr. Thompson shall have the option to terminate the contract within 180 days.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During the Company’s last fiscal year, no insider of the Company, proposed nominee for election as a director of the Company, nor any associate or affiliate of such insider or proposed nominee, has been materially interested in any transaction of the Company, nor is any such person interested in any proposed transaction which has materially affected or would materially affect the Company (or its subsidiary) except for the matters referred to below. With regard to any matter involving an actual or potential conflict of interest with any member of the Company’s Board of Directors, it has been the policy of the Board to exclude the interested director from voting on such a matter.

Agreement with W4

On May 31, 2001, the Company entered into an agreement with W4 under which the Company had advanced $667,000 in partially secured funds designated for certain expenditures as of January 31, 2002. Mr. G. Ellis, the Company’s Chairman, President and CEO was a director of W4; however Mr. Ellis has abstained from voting on any Board actions related to W4. During the fiscal year 2003, W4 relinquished equipment and intangibles to the Company and closed down their business. These assets were subsequently passed through to Net 4 Power, Inc., a Nevada Corporation, for a $325,000 note receivable. The transaction was not recorded on the balance sheet, because of the uncertainty of collection. A director for the Company is a director of Net 4 Power, Inc.

Since February 1, 1995, the Company and its subsidiary have leased their executive office space and office equipment in Vancouver, British Columbia from ABE Industries (1980) Inc. (“ABE”), a company controlled by Mr. G. Ellis, for a total monthly fee of (U.S.) $500 per month. Management believes this rental fee is less than rent charged by third parties for similar accommodations.

During the year ended January 31, 2003, ABE was paid (US) $53,000 for reimbursement of accounting, investor relations, secretarial and related services, including office rent. As of January 31, 2003, $5,000 was due to ABE for office services.

Silbernagel and Company, a firm 100% owned by Mr. Silbernagel, a director of the Company, received $6,300 for legal services provided during the fiscal year. Silbernagel and Company provided these services on an ongoing basis, until recently when the Company changed their registered and records office in British Columbia, Canada, and appointed David G. Ashby Law Corporation as general counsel.

The Company has entered into management services agreements with Gordann Consultants Ltd. and Current Systems. Please see “Compensation of Directors and Executive Officers” for description of the remuneration paid or payable under these agreements.

The Company granted $25,000 in a short-term loan to Mr. G. Ellis, the Company’s Chairman, President and CEO, on May 9, 2002. This note accumulated interest at prime rate (as per the Bank of Montreal), non-compounding, commencing May 9, 2002, and became due and payable on May 2, 2003. There have been no changes to the terms of the note since its inception.

THE AUDIT COMMITTEE REPORT

The Audit Committee, on behalf of the Board, oversees the Company’s financial reporting process. During the fiscal year 2003, the Audit Committee recommended and the Board of Directors approved an amended charter, which is attached to this proxy statement as Annex A

The Audit Committee has reviewed the audited financial statements and footnotes for the Company’s fiscal year ended January 31, 2003 with management and discussed those matters required to be discussed by the Statement on Auditing Standards No. 61 (Communication with Audit Committee) with the Company’s independent auditors, Moss Adams LLP. The Audit Committee has also reviewed financial matters with Moss Adams. The Audit Committee understands and agrees with all determinations of the auditors. The Audit Committee also has received written disclosures and a letter from Moss Adams required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committee), discussed that firm’s independence with members of Moss Adams and considered the compatibility of non-audit services with the auditors’ independence. Based on these reviews and its discussions with management and the independent public accountants, the Audit Committee recommends to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10K-SB for the fiscal year ended January 31, 2003. The Audit Committee also recommended to the Board of Directors the selection of Moss Adams, Certified Public Accountants, to serve as the Company’s outside auditors for the year ending January 31, 2004.

     Submitted by the Audit Committee

John Sutherland Stephen Silbernagel Gordon Ellis

FINANCIAL STATEMENTS

The Company’s 2003 Annual Report, which contains the consolidated Financial Statements for the Company’s fiscal year ended January 31, 2003 and Management’s Discussion and Analysis thereon, is being mailed with this Proxy Statement to shareholders entitled to notice of the Meeting.

AUDITORS

Appointment of Auditor
(Item 2 of Form of Proxy)

Auditors

On July 3, 2001 the Board of Directors engaged the certified public accounting firm of Moss Adams LLP as independent auditors for the Company’s fiscal year ending January 31, 2002. The former Certified Accounting firm of PricewaterhouseCoopers, LLP, (“PWC”) of Vancouver, Canada, was dismissed on July 3, 2001 as the Company’s auditor. The change was recommended by the Audit Committee and approved by the Board of Directors. The Company’s audit committee recommended to the Board that a qualified regional firm was more appropriate considering all accounting functions are performed in the United States and the Company had changed its reporting of generally accepted accounting principals from Canadian GAAP to U.S. GAAP effective the last quarter of fiscal 2001.

The reports of PWC on the Company’s financial statements for the fiscal years ended January 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles. During the two most recent fiscal years ended January 31, 2001, and the subsequent interim period preceding the date of termination, there were been no disagreements between PWC and the Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to PWC’s satisfaction, would have caused PWC to make reference to the subject matter of the disagreement(s) in connection with their reports, nor have there been any reportable events as contemplated under Item 304(a)(1)(iv)(B) of Regulation S-B.

The Company did not consult with Moss Adams regarding the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on the Company’s financial statements, and no written or oral advice was provided by Moss Adams on any such issue that was a factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue.

The Company provided a copy of the disclosures in this report to PWC and received from PWC a letter to the Commission contemplated by paragraph (a)(3) of Item 304 of Regulation S-B. A copy of this letter was filed on July 12, 2001 as an exhibit to the Company’s amendment to Form 8-K.

Audit Fees

The aggregate fees billed by Moss Adams for professional services rendered for the audit of the Company’s annual financial statements for the fiscal year ending January 31, 2003 and reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-QSB for the fiscal year ending January 31, 2003 were approximately $76,500.

Financial Information Systems Design and Implementation Fees

Moss Adams provided no professional services of this nature to the Company in the fiscal year ending January 31, 2003.

All Other Fees

The aggregate fees billed for services rendered to the Company by Moss Adams, other than fees for audit services, for the fiscal year ending January 31, 2003 were approximately $42,000.

Appointment of Auditors for Fiscal 2004

The Board of Directors of the Company recommends Moss Adams, Certified Public Accountants, for appointment by the shareholders as the Company’s independent public auditors for the fiscal year ending January 31, 2004. Moss Adams has served as the Company’s public accountants since July 3, 2001 and will have a representative present at the Meeting to make a statement, if they desire to do so, and to respond to any questions from the shareholders.

STOCK OPTION GRANTS

Approval of Stock Option Grants
(Item 3 of Form of Proxy)

Shareholders are being asked to approve the grant of options to Directors and Executive Officers to purchase Common Shares pursuant to the 1993 Stock Option Plans in amounts and at prices acceptable to the regulatory authorities and the exercise thereof. In order to satisfy certain requirements provided under the securities laws of British Columbia, disinterested shareholder approval must be obtained prior to the exercise of stock option, if the holder of the stock option is considered an “insider” under applicable laws.

The following table sets forth the information concerning the grant of stock options to Messrs. G. Ellis, D. Ellis. S. Dooley and D. Thompson as of the date April 30, 2003, who were considered insiders of the Company at the time of grant and, thus, such grants are subject to approval by the shareholders.

		Options granted	Exercise	Grant	Expiration
Name	Principal Position	(no. of shares)	Price	Date	Date

Gordon L. Ellis	Chairman, CEO, President	25,000	$2.10	Feb. 26, 2003	Feb. 26, 2006
Douglas E. Ellis	President of Absorption	25,000	$2.10	Feb. 26, 2003	Feb. 26, 2006
Shawn M. Dooley	Vice President-Sales	25,000	$2.10	Feb. 26, 2003	Feb. 26, 2006
	and Marketing of Absorption
David H. Thompson	CFO, Secretary	25,000	$2.10	Feb. 26, 2003	Feb. 26, 2006

Shareholder approval of the granting of stock options to the directors is being solicited in order to satisfy certain legal and regulatory requirements. The approval of the granting requires the affirmative vote of a majority of the Common Shares of shareholders present or represented and entitled to vote at the Meeting.

Required Vote

“RESOLVED THAT:

1.	the granting of stock options to Directors and Officers of the Company, as set out in the 2003 Proxy Statement, are hereby ratified, adopted and approved;

2.	all such acts, deeds and things taken by management to effect the issuance of stock options described above and the signing of documentation required to effect the issuance are hereby ratified, adopted and approved; and

3.	no further resolution or approval by shareholders shall be required for the implementation of the issuance of stock options pursuant to this resolution.”

In February, 2003 a resolution was voted upon and unanimously approved by the Board of Directors, as recommended by the Compensation Committee, to grant stock options and to obtain approval by the shareholders in granting their stock options in order to satisfy legal and regulatory requirements. It is the intention of the Board of Directors to issue the stock options as indicated above and therefore the Board of Directors recommends to the shareholders that they vote “FOR” the grant of stock options.

STOCK OPTION PLANS

Approval of an amendment to 1993 U.S. Plan
(Item 4 of Form of Proxy)

Shareholders are being asked to vote on a proposal to amend the 1993 U.S. Plan to increase the number of Common Shares reserved for issuance upon the exercise of currently outstanding stock options under the 1993 U.S. Plan from 487,500 Common Shares to 637,500 Common Shares. Effective as of May 19, 2003, the Company can no longer grant any new options under the 1993 U.S. Plan. However, the Company wants to ensure that it has reserved a sufficient number of Common Shares for issuance upon the exercise of all stock options currently outstanding under the 1993 U.S. Plan. The proposed increase of 150,000 Common Shares represents an increase of 2.6% of the Company’s issued and outstanding share capital as of the date of this Proxy Statement.

The Board of Directors adopted the amendment to the 1993 U.S. Plan effective as of April 30, 2003, subject to the approval of the shareholders of the Company at the Meeting and the satisfaction of applicable British Columbia and U.S. federal and state regulatory and exchange requirements.

The U.S. Plan was adopted on May 19, 1993 to assist the Company and the Company’s subsidiary in attracting and retaining the best available persons for positions of responsibility and to provide certain key employees with an additional incentive to contribute to the success of the Company.

Description of the 1993 Stock Option Plan for U.S. Participants

The essential features of the 1993 Stock Option Plan for U.S. Participants (the “1993 U.S. Plan”) are outlined below. The following is intended to be a summary only and is qualified in its entirety by the full text of the 1993 U.S. Plan, a copy of which is attached as Annex B.

     General

Shareholders at the July 15, 1993 Annual General Meeting approved the adoption of the 1993 U.S. Plan. The Plan had a term of 10 years and expired on May 19, 2003. The Company can no longer grant stock options under the plan subsequent to this date. However there were 417,400 remaining stock options, with terms expiring up to February 2006, granted in aggregate under the 1993 U.S. Plan and the 1993 Equity Plan at fiscal year end January 31, 2003. The 1993 U.S. Plan administrator had the authority to grant either incentive stock options within the meaning of Section 422 of the Code or non-statutory (non-incentive) stock options. See “Certain U.S. Federal Income Tax Information” below for information concerning the tax treatment of incentive stock options and non statutory options. The 1993 U.S. Plan did not authorize the administrator to grant any stock appreciation rights (SARs) in connection with any option grants or independently of options.

     Purpose

The purpose of the 1993 U.S. Plan was to advance the interests of the Company and its shareholders and to promote the success of the Company’s business by attracting and retaining the best available persons for positions of responsibility and provide certain key employees of the Company and its subsidiary with an additional incentive to contribute to the success of the Company.

     Shares Available Under the 1993 U.S. Plan

Pursuant to options granted under the 1993 U.S. Plan the shares which may be sold shall not exceed an aggregate of 637,500 Common Shares of the Company’s authorized, unissued Common Shares and may be unissued shares reacquired by the Company upon the termination, cancellation or expiration of options granted under the 1993 U.S. Plan.

     Administration

The 1993 U.S. Plan is administered by the Board of Directors, which has the final power to construe and interpret the 1993 U.S. Plan, and to determine all questions that may arise in the administration of the 1993 U.S. Plan, including particulars of the terms of the options. As permitted under the 1993 U.S. Plan, the Board of Directors has delegated the administration of the 1993 U.S. Plan to the Compensation Committee consisting of Messrs. Silbernagel, Sutherland and Dodd, three non-employee Directors of the Company.

     Duration, Amendment and Termination

The 1993 U.S. Plan terminated on May 19, 2003. Any amendments must be approved by the vote of a majority of the outstanding shares within 12 months before or after its adoption by the Board of Directors.

     Eligibility

Options have only been granted or awarded to 1993 U.S. Plan participants who are residents of the United States and who are qualifying employees, executive officers, directors or independent consultants of the Company or any of the wholly-owned subsidiary. No Canadian residents were eligible.

     Limitations on Incentive Options

Under the 1993 U.S. Plan, no incentive stock option were granted to an eligible employee who, at the time of the grant, owns stock constituting more than 10% of the total combined voting power of the Company, unless the price of the stock subject to the option is at least 110% of the fair market value of such stock at the date the option is granted and term of the option did not exceed five years from the date the option is granted.

Incentive stock options granted under the 1993 U.S. Plan may be exercised in any order the optionee deems appropriate, subject to certain dollar limitations on options available for exercise in a given year.

     Terms of Options

The principal terms of the options permitted by the 1993 U.S. Plan were as follows. Subject to the terms and conditions of the 1993 U.S. Plan, individual option grants (which were evidenced by separate stock option agreements entered into by the Company and the respective optionee) in any given case may vary as to any or all of the option terms highlighted below.

Option Term. Options granted would have a maximum term of 10 years.

In the event of certain reorganized or take-over transactions involving the Company, options outstanding under the 1993 U.S. Plan will be deemed cancelled unless another corporation assumes the options or substitutes similar options. If options are to be cancelled, the optionees shall be entitled to exercise their options during a 30 day period preceding the effective date of the particular transaction.

Option Exercise Price and Payment Terms. The exercise price for incentive stock options granted under the 1993 U.S. Plan were not be less than the fair market value of the Common Shares on the date of grant and were not be less than 110% (see “Limitations on Incentive Options” above) of fair market value on the date of grant. The exercise price for non-incentive options was not less than 85% of the fair market value or the acceptable discount amount allowed under the defining securities laws of the Common Shares on the grant date.

The exercise price of options granted under the 1993 U.S. Plan must be paid in cash, property, qualifying services or under a qualifying deferred payment arrangement. In addition, subject to applicable law, the Company may make loans to individual optionees on such terms as may be approved by the Board of Directors for the purpose of financing the exercise of options granted under the 1993 U.S. Plan and the payment of any taxes that may be due in respect of such exercise.

Option Exercise and Transferability. The 1993 U.S. Plan provides for a minimum seven-month holding period before options may be exercised by any 1993 U.S. Plan participant who is subject to Section 16 of the Exchange Act. Individual option agreements generally provided for the vesting of options in seven-month and twelve-month installments following the date of grant. Upon vesting, each installment remains exercisable until the termination or expiration of the option. Under the 1993 U.S. Plan, an option may not be transferred by the optionee otherwise than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act. During the lifetime of an optionee, an option may be exercised only by the optionee.

Effect of Employment Termination. Upon an optionee’s termination of employment with the Company or its subsidiary, the 1993 U.S. Plan provides for an expiration of any outstanding options. As defined in the 1993 U.S. Plan the outstanding options will expire immediately or within a period of 12 months or less, dependent upon the cause of termination.

Adjustment Provisions. If there is any change in the shares subject to the 1993 U.S. Plan (through recapitalization, stock dividend or otherwise), within certain limitations, appropriate adjustment may be made by the Board of Directors.

     Compliance with Statutory Provisions

Options granted under the 1993 U.S. Plan to persons subject to Section 16 of the Exchange Act are intended to comply with Rule 16b-3 of the Exchange Act and are to contain such additional conditions or restrictions as may be required thereunder as of the time of grant to qualify for the exemptions from Section 16 of the aforementioned Act.

Certain U.S. Federal Income Tax Information

The following, which is based on the Code and the regulations, rulings, and decisions currently in effect, all of which are subject to change, does not address all aspects of federal income taxation that may be relevant to a particular option holder in light of his or her personal investment circumstances and does not discuss any aspects of state or local tax laws. Furthermore, the following does not consider the potential effects, both adverse and beneficial, of any recently proposed legislation which, if enacted, could be applied, possibly on a retroactive basis, at any time.

     U.S. Tax Treatment of the Optionee

Incentive stock options under the 1993 U.S. Plan are afforded favourable federal income tax treatment under the Code. If an option is treated as an incentive stock option, the optionee will recognize no income upon grant or exercise of the option unless the alternative minimum tax rules apply. Upon an optionee’s sale of the shares (assuming that the sale occurs no sooner than two years after grant of the option and one year after exercise of the option), any gain will be taxed to the optionee as long-term capital gain. Under the current law, the tax on net capital gain (net long-term capital gain minus net short-term capital loss) is capped at 28%. If the optionee disposes of the shares prior to the expiration of the above holding periods, the optionee will recognize ordinary income in an amount generally measured as the difference between the exercise price and the lower of the fair market value of the shares at the exercise date or the sale price of the shares. Any gain or loss recognized on such a premature sale of the shares in excess of the amount treated as ordinary income will be characterized as capital gain or loss.

All other options granted under the 1993 U.S. Plan are non-statutory options and will not qualify for any special tax benefits to the optionee. Accordingly, an optionee will not recognize any taxable income at the time he or she is granted a non-statutory option. However, upon exercise of the option, the optionee will recognize ordinary income for federal income tax purposes in an amount generally measured as the excess of the then fair market value of the shares over the exercise price. Upon an optionee’s resale of such shares, any difference between the sale price and the fair market value of such shares on the date of exercise will be treated as capital gain or loss and will qualify for long-term capital gain or loss treatment if the shares have been held for more than one year.

     U.S. Tax Treatment of the Company

There should be no U.S. tax consequences to the Company, a resident of Canada, in respect of the 1993 U.S. Plan. Moreover, the Company’s U.S. subsidiary generally will not be entitled to a deduction upon the grant or exercise of an incentive stock option, or the sale of the optioned stock by an optionee. However, if an optionee fails to satisfy the holding period, noted above, such that an optionee has made a disqualifying disposition, the Company’s U.S. subsidiary will be entitled to a deduction in the year of the disqualifying disposition. The deduction will be equal to the amount recognized by an optionee as ordinary income and the same amount will be considered a capital contribution by the Company to its U.S. subsidiary.

The Company’s U.S. subsidiary generally will be entitled to a deduction upon the exercise of a non-statutory stock option by an optionee. The deduction ordinarily will be available in the year that an optionee exercises the option and the amount of the deduction will be equal to the amount recognized by an optionee as a result of exercising the non-statutory stock option.

Certain Canadian Federal Income Tax Information

The following is a summary, as of the date of this Proxy Statement, of the principal Canadian tax considerations generally applicable to the granting of employee stock options to non-residents of Canada and is not a complete analysis or listing of all possible tax consequences. Nor does this summary deal with all aspects of Canadian taxation that may be relevant to particular investors. This summary is general information only and is not intended to be, nor should it be construed to be, legal or tax advice to any particular person. Particular optionees should seek independent advice from their own tax advisors as to the income tax consequences to them having regard to their particular circumstances.

The following summary is based upon the current provisions of the Income Tax Act (Canada) (the “ITA”) and the Regulations to it as of the date of this Proxy Statement. This summary does not take into account or anticipate changes in the law or the administrative or assessing practices of Revenue Canada, Taxation, whether it be legislative, governmental or judicial action and does not take into account or anticipate provincial, territorial or foreign tax considerations.

     Canadian Tax Treatment of the Optionees

This summary relates to the principal Canadian Federal Income Tax Considerations under the ITA generally applicable to an optionee who, for purposes of the ITA, is not, has never been, and will not be or be deemed to be resident in Canada. This summary is applicable to an optionee who deals at arm’s length with the Company, who does not use or hold, and is not deemed under the ITA to use or hold, the options or any shares of the Company in, or in the course of, carrying on a business in Canada and who is an employee of the Company at the time of the granting of the option but who is not employed in Canada and does not provide any services in Canada. There should generally be no materially adverse Canadian tax consequences to a non-resident optionee in respect of options granted by the U.S. subsidiary, Absorption, a non-resident of Canada.

An optionee who is not resident in Canada for purposes of the ITA will generally not be subject to tax under the ITA in respect of the granting of the option. No gain or loss will be realized by an optionee for Canadian federal income tax purposes on the exercise of an option. When an option is exercised, the optionee’s cost of the shares acquired thereby will be the exercise price paid for the shares. In computing the adjusted cost base of shares acquired on the exercise of an option or otherwise, a holder who holds shares as capital property at the time of acquisition will be required to average the cost of the shares acquired with the adjusted cost base of any other shares of the Company held, in accordance with the detailed provisions of the ITA in that regard.

Any optionee who is not resident in Canada for purposes of the ITA will also generally not be subject to tax under the ITA in respect of any capital gain or capital loss realized on the disposition of the option itself or on the disposition of shares acquired pursuant to the option, unless such shares are “taxable Canadian property” for purposes of the ITA and the holder is not entitled to relief under an applicable tax treaty between Canada and the holder’s jurisdiction of residence at the relevant time. Shares of the Company will be “taxable Canadian property” of the holder if, at any time during the five year period immediately preceding the disposition of the share, not less than 25% of the issued shares of any class or series of the Company were owned by the holder, by persons with whom the holder does not deal at arm’s length, or a combination thereof. In addition, the Canada/United States Income Tax Convention (the “Treaty”) will generally exempt a holder who is resident of the United States for the purposes of the Treaty from Canadian income tax in respect of a disposition of shares provided the value of the shares of the Company is not derived principally from real property (including resource property) situated in Canada and provided such holder does not have and has not had within the twelve month period preceding the disposition a permanent establishment or fixed base available to such holder in Canada.

     Canadian Tax Treatment of the Company

The ITA provides that generally, when shares have been issued to an employee and such issuance is governed by the stock option benefit rules in the ITA, the employer is not entitled to deduct any expenses related to granting of the option. Accordingly, the Company will not be allowed any deductions in respect of the granting of the stock option. However, beyond the dilution of share capital, the Company will not bear any significant costs in respect of the granting of the options, nor will there be any materially adverse Canadian tax consequences to the Company with respect thereto. Further, there should be generally no materially adverse Canadian tax consequences to the U.S. subsidiary, Absorption, a non-resident of Canada, in respect of options granted by it.

Required Vote

Shareholder approval of the amendment under the 1993 U.S. Plan to increase the number of Common Shares reserved for issuance upon the exercise of currently outstanding stock options from 487,500 Common Shares to 637,500 Common Shares is being solicited in order to satisfy certain requirements provided in the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and applicable securities laws and AMEX guidelines. The approval of the amendment to the 1993 U.S. Plan requires the affirmative vote of the holders of a majority of the Common Shares present or represented and entitled to vote at the Meeting. The form of resolution sought for shareholder approval of an amendment to the 1993 U.S. Plan is as follows:

“RESOLVED THAT:

1.     the amendment to increase the authorized number of Common Shares reserved for issuance from 487,500 Common Shares to 637,500 Common Shares under the Company’s 1993 Stock Option Plan for US Participants (the “1993 U.S. Plan”) as set out in the Company’ proxy statement is hereby ratified, adopted and approved;

2.     all such acts, deeds and things taken by management of the Company to effect the amendments described above and the signing of documentation required to effect the amendments are hereby ratified, adopted and approved; and

3.     no further resolution or approval by the shareholders shall be required for the implementation of the amendment to the 1993 U.S. Plan pursuant to this resolution.”

Due to the important role the 1993 U.S. Plan has played in the Company’s efforts to retain and recruit the services of individuals with outstanding ability for itself and its subsidiary, the Board of Directors recommends to the shareholders that they vote “FOR” the proposal to amend the 1993 U.S. Plan. A copy of the 1993 U.S. Plan, as proposed to be adopted, is attached to this Proxy Statement as Annex B.

Approval of an Amendment to 1993 Equity Plan
(Item 5 of Form of Proxy)

Shareholders are being asked to vote on a proposal to amend the 1993 Equity Plan to increase the number of Common Shares reserved for issuance upon the exercise of currently outstanding stock options under the 1993 Equity Plan from 356,250 Common Shares to 431,250 Common Shares. Effective as of May 19, 1993, the Company can no longer grant any new options under the 1993 Equity Plan. However, the Company wants to ensure that it has reserved a sufficient number of Common Shares for issuance upon the exercise of all stock options currently outstanding under the 1993 Equity Plan. The proposed increase of 75,000 Common Shares represents an increase of 1.3% of the Company’s issued and outstanding share capital as of the date of this Proxy Statement.

The Board of Directors adopted the amendment to the 1993 Equity Plan effective as of April 30, 1993, subject to the approval of the shareholders of the Company at the Meeting and the satisfaction of applicable British Columbia and U.S. federal and state regulatory and exchange requirements.

The 1993 Equity Plan was adopted on May 19, 1993 to assist the Company and the Company’s subsidiary in attracting and retaining the best available persons for positions of responsibility and to provide certain key employees with an additional incentive to contribute to the success of the Company.

Description of the 1993 Equity Incentive Stock Option Plan

The essential features of the 1993 Equity Incentive Stock Option Plan (the “1993 Equity Plan”) are outlined below. The following is intended to be a summary only and is qualified in its entirety by the full text of the 1993 Equity Plan, a copy of which is attached as Annex C.

     Purpose

The purpose of the 1993 Equity Plan was to advance the interests of the Company and its shareholders and to promote the success of the Company’s business by attracting and retaining the best available persons for positions of responsibility and provide certain key employees of the Company and its subsidiary with an additional incentive to contribute to the success of the Company.

     Shares Available Under the 1993 Equity Plan

Pursuant to options granted under the 1993 Equity Plan the shares which may be sold shall not exceed an aggregate of 431,250 Common Shares of the Company’s authorized, unissued Common Shares and may be unissued shares reacquired by the Company upon the termination, cancellation or expiration of options granted under the 1993 Equity Plan.

     Administration

The 1993 Equity Plan is administered by the Board of Directors, which has the final power to construe and interpret the plan, and to determine all questions that may arise in the administration of the 1993 Equity Plan, including particulars of the terms of the options. As permitted under the 1993 Equity Plan, the Board of Directors has delegated the administration of the 1993 Equity Plan to the Compensation Committee consisting of Messrs. Silbernagel, Sutherland and Dodd, three non-employee Directors of the Company.

     Duration, Amendment and Termination

The 1993 Equity Plan terminated on May 19, 2003. Any amendments must be approved by the vote of a majority of the outstanding shares within 12 months before or after its adoption by the Board of Directors.

     Eligibility

Options have only been granted or awarded to qualifying employees, officers, directors and independent consultants and advisers of the Company or its subsidiary, who are residents of Canada or another country other than the United States of America. Options were also granted to employees of certain persons that provide management services to the Company. A certain number of options were automatically granted to current directors of the Company who are resident of Canada or the United States, but who are not also employees of the Company (ie. Outside Directors) in accordance with the 1993 Equity Plan.

A participant may be granted more than one award under the 1993 Equity Plan.

     Terms of Options

The principal terms of the options permitted by the 1993 Equity Plan were as follows. Subject to the terms and conditions of the 1993 Equity Plan, individual option grants (which were evidenced by separate stock option agreements entered into by the Company and the respective optionee) in any given case may vary as to any or all of the option terms highlighted below.

Option Term. Options granted would have a maximum term of 10 years.

In the event of certain reorganization or take-over transactions involving the Company, options outstanding under the 1993 Equity Plan will be deemed cancelled unless another corporation assumes the options or substitutes similar options. If options are to be cancelled, the optionees shall be entitled to exercise their options during a 30 day period preceding the effective date of the particular transaction.

Option Exercise Price and Payment Terms. The exercise price for stock options granted under the 1993 Equity Plan were to be determined by the compensation committee, provided the exercise price was at least equal to the fair market value of the Common Shares on the date of grant for each incentive stock option or an amount equal to no less than 85% for each non qualified stock option, or the acceptable discount amount allowed under the defining securities laws. The exercise price of options granted under the 1993 Equity Plan must be paid in cash, property, qualifying services or under a qualifying deferred payment arrangement. In addition, subject to applicable law, the Company may make loans to individual optionees on such terms as may be approved by the Board of Directors for the purpose of financing the exercise of options granted under the 1993 Equity Plan and the payment of any taxes that may be due in respect of such exercise.

Option Exercise and Transferability. The 1993 Equity Plan provides for a minimum seven-month holding period before any participant, who is subject to Section 16 of the Exchange Act, may exercise their options. Options granted to participants who are not subject to section 16 of the Exchange Act shall not be exercisable prior to six months after the grant date of the options.

Effect of Employment Termination. Upon an optionee’s termination of employment with the Company or its subsidiary, the 1993 Equity Plan provides for an expiration of any outstanding options. As defined in the 1993 Equity Plan the outstanding options will expire immediately or within a period of 12 months or less, dependent upon the cause of termination.

Adjustment Provisions. If there is any change in the shares subject to the 1993 Equity Plan (through recapitalization, stock dividend or otherwise), within certain limitations, appropriate adjustment may be made by the Board of Directors.

     Compliance with Statutory Provisions

The 1993 Equity Plan is intended to comply with the laws of the Province of British Columbia and, for the benefit of persons who, from time to time, may become subject to the provisions of Section 16 of the Exchange Act, to comply with Rule 16b-3 of the Exchange Act.

Certain Canadian Federal Income Tax Information

The following is a summary, as of the date of this Proxy Statement, of the principal Canadian tax considerations generally applicable to the granting of employee stock options to residents of Canada who are employees of the Company and who deal at arm’s length with the Company and is not a complete analysis or listing of all possible tax consequences. Nor does this summary deal with all aspects of Canadian taxation that may be relevant to particular investors. This summary is general information only and is not intended to be, nor should it be construed to be, legal or tax advice to any particular person. Particular optionees should seek independent advice from their own tax advisors as to the income tax consequences to them having regard to their particular circumstances.

The following summary is based upon the current provisions of the ITA and the Regulations to it as of the date of this Proxy Statement. This summary does not take into account or anticipate changes in the law or the administrative or assessing practices of Revenue Canada, Taxation, whether it be legislative, governmental or judicial action and does not take into account or anticipate provincial, territorial or foreign tax considerations.

     Canadian Tax Treatment of the Optionees

The issuance of a stock option to an employee of the Company will not result in any tax consequences to the optionee until the option is either exercised or disposed of, provided that no remuneration is foregone for the option.

When the option is exercised, a taxable benefit will result, treated as employment income, equal to the amount by which the fair market value of the Company shares at the time of exercise exceeds the exercise price. A deferral of a portion of the taxable benefit may be possible to when the shares are actually disposed of. The maximum benefit that may be deferred is subject to an annual vesting limit of (Cdn)$100,000. The (Cdn)$100,000 limit is based on the fair market value of the underlying shares at the time the options were granted.

The amount in excess of the (Cdn)$100,000 limit is included as a taxable benefit in employment income when the options are exercised. The amount deferred is included as a taxable benefit in employment income at the time the shares are sold.. A taxable benefit will also arise if a party not dealing at arm’s length with the original optionee exercises the option or disposes of it to a non-arm’s length party

A deduction may be available to the optionee equal to one-third of the income inclusion related to the exercise of the option. Where the deduction is available to the optionee, the net taxable effect to the optionee will be an income inclusion equal to two-thirds of the excess of the fair market value of the Company’s shares at the time they are acquired over the exercise price of the option. Generally, to qualify for the one-third deduction, the following conditions must be met:

1.	the exercise price must be at least equal to the fair market value of the option shares at the time the option is granted, less any amount paid by the optionee to acquire the shares; and

2.	at the time the option was granted, the optionee deals at arm’s length with the Company.

When the shares are eventually sold, a capital gain or capital loss may also result. The capital gain or capital loss is calculated by the proceeds of disposition less the fair market value of the shares at the exercise date. The capital gain or capital loss inclusion rate is two-thirds for gains or losses realized after February 27, 2000.

     Canadian Tax Treatment of the Company

The ITA provides that generally, when shares have been issued to an employee and such issuance is governed by the stock option benefit rules in the ITA, the employer is not entitled to deduct any expenses related to granting of the option. Accordingly, the Company will not be allowed any deductions for Canadian tax purposes in respect of the granting of the stock option. However, beyond the dilution of share capital, the Company will not bear any significant costs in respect of the granting of the options, nor will there be any materially adverse Canadian tax consequences to the Company with respect thereto.

Certain U.S. Federal Income Tax Information

The following, which is based on the Code and the regulations, rulings, and decisions currently in effect, all of which are subject to change, does not address all aspects of federal income taxation that may be relevant to a particular option holder in light of his or her personal investment circumstances and does not discuss any aspects of state or local tax laws. Furthermore, the following does not consider the potential effects, both adverse and beneficial, of any recently proposed legislation which, if enacted, could be applied, possibly on a retroactive basis, at any time.

     U.S. Tax Treatment of the Optionee

An optionee who is not resident in the U.S. (and not employed in the U.S. or engaged in a U.S. trade or business) for the purposes of the Code will generally not be subject to tax under the Code in respect of the granting or the exercise of the option. An optionee who is not resident in the U.S. for the purposes of the Code will also generally not be subject to tax under the Code in respect of any capital gain or capital loss realized on the disposition of shares acquired pursuant to the option, unless such shares constitute a United States Real Property Interest.

     U.S. Tax Treatment of the Company

There should be no U.S. tax implications to the Company, a resident of Canada, in respect of the 1993 Equity Plan.

Required Vote

Shareholder approval of the amendment under the 1993 Equity Plan to increase the number of Common Shares reserved for issuance upon the exercise of currently outstanding stock options under the 1993 Equity Plan from 356,250 Common Shares to 431,250 Common Shares is being solicited in order to satisfy certain requirements provided in the Code, and applicable securities laws and AMEX guidelines. The approval of the amendment to the 1993 Equity Plan requires the affirmative vote of the holders of a majority of the Common Shares present or represented and entitled to vote at the Meeting. The form of resolution sought for shareholder approval of an amendment to the 1993 Equity Plan is as follows:

“RESOLVED THAT:

1.     the amendment to increase the authorized number of Common Shares reserved for issuance from 356,250 Common Shares to 431,250 Common Shares under the Company’s 1993 Equity Plan (the “1993 Equity Plan”) as set out in the Company’ proxy statement is hereby ratified, adopted and approved;

2.     all such acts, deeds and things taken by management of the Company to effect the amendments described above and the signing of documentation required to effect the amendments are hereby ratified, adopted and approved; and

3.     no further resolution or approval by the shareholders shall be required for the implementation of the amendment to the 1993 Equity Plan pursuant to this resolution.”

Due to the important role the 1993 Equity Plan has played in the Company’s efforts to recruit and retain the services of individuals of outstanding ability for itself and its subsidiary, the Board of Directors recommends to the shareholders that they vote “FOR” the proposal to amend the 1993 Equity Option. A copy of the 1993 Equity Plan, as proposed to be adopted, is attached to this Proxy Statement as Annex C.

OTHER MATTERS

It is not known whether any other matters will come before the meeting other than as set forth above and in the Notice of Annual General Meeting, but if such should occur, the persons named in the accompanying Form of Proxy intend to vote on them in accordance with their best judgement, exercising discretionary authority with respect to amendments or variations of matters identified in the Notice of Annual General Meeting and other matters which may properly come before the meeting or any adjournment thereof.

FORWARD-LOOKING STATEMENTS

This Proxy Statement and the documents incorporated herein by reference contain certain forward-looking statements and information relating to the Company that are based on the beliefs of the Company’s management, as well as assumptions made by, and information currently available to management. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements within the meaning of the Exchange Act.

PROPOSALS OF SHAREHOLDERS

In accordance with the rules of the SEC, shareholders of the Company may present proposals to the Company for inclusion in the Company’s Proxy Statement prepared in connection with its next Annual General Meeting of Shareholders. Proposals to be included in the Proxy Statement prepared in connection with the next Annual General Meeting scheduled to be held in June of 2004 must be received by the Company no later than January 29, 2004, in order to be considered for inclusion.

BOARD APPROVAL

The contents of this Proxy Statement have been approved and its mailing has been authorized by a resolution of the Board of Directors of the Company on May 26, 2003.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Gordon Ellis

Gordon L. Ellis, Chairman

Annex A

ANNEX A

Charter of the Audit Committee
of the Board of Directors
of INTERNATIONAL ABSORBENTS INC.

I.	Audit Committee Purpose

The Audit Committee of International Absorbents Inc. (the “Company”) is appointed by the Board of Directors to assist the Board in monitoring (1) the integrity of the financial statements of the Company; (2) the independent auditor’s qualifications, independence and performance; and (3) the Company’s financial reporting processes and systems of internal controls regarding finance, accounting, and legal and regulatory compliance.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to anyone in the organization. The independent auditor shall report directly to the Audit Committee. The Audit Committee has the authority and shall receive the necessary funding from the Company, as determined by the Audit Committee, to retain independent counsel or other advisors it deems necessary in the performance of its duties.

II.	Audit Committee Composition and Meetings

The Audit Committee shall consist of a minimum of two members. All Audit Committee members shall meet the independence and experience requirements of the American Stock Exchange (“Amex”), Section 10A(m)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations of the Securities and Exchange Commission (the “Commission”), including but not limited to Exchange Act Rule 10A-3, as well as any other applicable laws and regulations.

At least one member of the Audit Committee shall be a financial expert, as defined by the Commission, and the chairperson of the Audit Committee shall be financially sophisticated, as defined by Amex. The number and names of persons the Board has determined to be financial experts shall be disclosed in the Company’s annual report.

All members of the Audit Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements at the time of appointment. Audit Committee members shall be appointed by the Board of Directors on the recommendation of a nominating committee composed entirely of independent directors (in the absence of a nominating committee, a majority of independent directors on the Company’s Board must approve the nominations). Audit Committee members may be replaced by the Board of Directors.

The Audit Committee shall meet at least on a quarterly basis, or more frequently as circumstances dictate. The Audit Committee chairperson shall prepare and/or approve an agenda in advance of each meeting. If the Audit Committee chairperson is not designated or present within 30 minutes after the time appointed for holding the meeting, the members of the Audit Committee may designate a chairperson by majority vote of the Audit Committee membership. Questions arising at any meeting of the Audit Committee shall be decided by a majority of votes. In case of an equality of votes the chairperson shall have a second or casting vote. An Audit Committee member may participate by telephone or other communication facilities and any member so participating shall be deemed to be present and shall be counted in the quorum and entitled to vote.

The Audit Committee shall meet privately in separate executive sessions at least annually with each of management, the director of the internal auditing department, the independent auditor, and as a committee to discuss any matters that the Audit Committee or each of these groups believes should be discussed.

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Annex A

III.	Audit Committee Responsibilities and Duties

A.	Financial Statement and Disclosure Matters

1.	Review and discuss with management and the independent auditor the Company’s annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-KSB.

2.	Review and discuss with management and the independent auditor the Company’s quarterly financial results prior to the release of earnings and the Company’s quarterly financial statements prior to filing of its Form 10-QSB.

3.	Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, any major issues as to the adequacy of the Company’s internal controls and any steps to address such deficiencies.

4.	Review and discuss quarterly reports from the independent auditor on:

(a)	all critical accounting policies and practices used by the Company;

(b)	all alternative accounting treatments of financial information within generally accepted accounting treatments of financial information within generally accepted accounting principles that have been discussed with management, including the ramifications of the use of such alternative treatments and disclosures and the treatment preferred by the accounting firm; and

(c)	other material written communications between the accounting firm and management of the Company.

5.	Discuss with management the Company’s public disclosure of “non-GAAP financial measures” as defined by the rules and regulations of the Commission.

6.	Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as “off-balance sheet arrangements,” as defined by the rules and regulations of the Commission, on the Company’s financial statements and required disclosures.

7.	Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditor. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

8.	Review any disclosures made to the Audit Committee by the Company’s CEO and/or CFO during their Form 10-KSB and Form 10-QSB certification process about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

B.	Oversight of Independent Auditor

1.	The Audit Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditor (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company. The independent auditor shall report directly to the Audit Committee, and the Audit Committee shall have the authority to select, evaluate, and where appropriate, replace the independent auditor. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering an audit report.

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Annex A

2.	The Audit Committee shall pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that the decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

3.	On an annual basis, the Audit Committee should review and discuss with the independent auditor (a) the independent auditor’s quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and (c) any steps taken to resolve such issues. In addition, the Audit Committee shall obtain a formal written statement from the independent auditor delineating all relationships between the auditor and the Company, consistent with all applicable laws and regulations, and actively engage in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor. The Audit Committee shall evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor’s quality controls are adequate and provision of permitted non-audit services is compatible with maintaining the auditor’s independence, and taking into account the opinions of management and internal auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

4.	Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit.

5.	Recommend to the Board policies for the Company’s hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

6.	Prior to the commencement of the audit, review the independent auditor’s audit plan — discuss scope, staffing, locations, reliance upon management, and internal audit and general audit approach.

C.	Internal Controls Compliance Oversight

1.	In consultation with the management, the independent auditor and the internal auditors, consider the integrity of the Company’s financial reporting processes and internal controls. Obtain reports from management, the Company’s senior internal auditing executive and the independent auditor that the Company is in compliance with applicable legal and listing requirements and the Company’s Code of Ethics and compliance programs. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditor and the internal auditing department together with management’s responses.

2.	In compliance with Amex guidelines, review and approve all related-party transactions.

3.	Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act has not been implicated with regard to any potentially illegal acts.

4.	Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

5.	Review and reassess the effectiveness of the Audit Committee and the adequacy of this Charter at least annually and, if needed, recommend appropriate changes to the Board of Directors. Have the Charter published at least every three years in accordance with Commission regulations.

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Annex A

6.	On at least an annual basis, review with the Company’s counsel any legal matters that could have a significant impact on the organization’s financial statements, the Company’s compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

D.	Other Audit Committee Responsibilities

1.	Annually prepare a report to shareholders as required by the rules of the Commission. The report should be included in the Company’s annual proxy statement.

2.	Perform any other activities consistent with this Charter, the Company’s constating documents, and governing law, as the Audit Committee or the Board of Directors deems necessary or appropriate.

3.	Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

IV.	Limitation of the Audit Committee’s Role

While the Audit Committee has the responsibilities and powers set forth in this charter, it is not the duty of the Audit Committee to plan or conduct audits or determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

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Annex B

ANNEX B

1993 Stock Option Plan for U.S. Participants

1.	Purpose.

     (a)  The purpose of the International Absorbents Inc. 1993 Stock Option Plan – US Participants (the “Plan”) is to provide a means whereby employees, directors, officers and independent consultants and advisers of International Absorbents Inc. and its subsidiary (the “Company”), who are residents of the United States of American (“Participants”) may be given an opportunity to purchase the Common Shares of the Company.

     (b) The Company, by means of the Plan, seeks to provide for itself or any parent, subsidiary or affiliate of the Company a means to attract and retain the best available persons for positions of substantial responsibility and to provide certain key employees with an additional incentive to contribute to the success of the Company.

     (c)  Subject to the laws of the Province of British Columbia and of Canada, some or all of the options granted hereunder are intended to qualify as “incentive stock options” as that term is used in Section 422(b) of the United States of America (“US”) Internal Revenue Code of 1986, as amended (the “Code”). Non qualified stock options may also be granted under the Plan.

     (d)  The word “Affiliate”, as used in this Plan, means Absorption Corp., a Nevada corporation, and any other subsidiary corporation of the Company as defined in Section 424(f) of the Code, or a Parent corporation as defined in Section 424(e) of the Code. For purposes of this Plan, the term “exercisable” (or any derivative of such term) means the date on which an option granted under the Plan (or any portion of such option) is no longer subject to any restrictions on its exercise, such as (but not limited to) remaining as an employee, consultant or adviser of the Company for a certain period of time or holding or vesting requirements.

     (e)  The Company is a British Columbia corporation. Its Common Shares are traded on The American Stock Exchange (“Amex”). The Plan is intended to qualify as a US SEC Rule 16b-3 Plan for the benefit of Participants who, from time to time, may become subject to the US “insider” reporting and liability provisions of Section 16 of the Securities Exchange Act of 1934 (the “Exchange Act.”).

2.	Administration.

     (a)  The Plan shall be administered by the Board of Directors (the “Board”) of the Company whose members shall be “disinterested persons” as that term is defined in subsection 2(d) below unless the Board elects to delegate the administration of the Plan to a committee pursuant to subsection 2(c) below.

     (b)  Subject to the applicable laws of British Columbia, Canada, the Board shall have the power, subject to, and within, the limits of the express provisions of the Plan:

          (1)  To determine from time to time which of the Participants shall be granted options under the Plan; the nature of the option; the term of each option granted; subject to section 7 of the Plan, the time or times during the term of each option within

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Annex B

which all or portions of each option may be exercised by the option holder; and the number of shares which may be purchased pursuant to each option granted.

          (2)  To construe and interpret the Plan and options granted under it, and to establish, amend, and revoke rules and regulations for its administration. The Board, in the exercise of this power, shall generally determine all questions of policy and expediency that may arise and may correct any defect, omission, or inconsistency in the Plan or in any option agreement (entered into between the Company and a Participant) in a manner and to the extent the Company shall deem necessary or expedient to make the Plan fully effective.

          (3)  To prescribe the terms and provisions of each option granted (which need not be identical).

          (4)  To amend the Plan, as provided in section 9 below.

          (5)  Generally, to exercise such powers and to perform such acts as are deemed necessary or expedient to administer the Plan or promote the best interests of the Company. All decisions, determinations and interpretations of the Board shall be final and binding on all optionees.

     (c)  the Board, by written resolution, may delegate administration of the Plan (including, without limitation, the Board’s powers under subsection 2(b)) to a committee composed of not less than two (2) members of the Board, provided all members of the committee are “disinterested persons” as defined in subsection 2(d) below.

          (1)  If the administration of the Plan is delegated to a committee, the committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to written resolutions (if any) or constraints, not inconsistent with the provisions of the Plan, adopted from time to time by the Board. The committee shall not delegate the administration of the Plan to anyone. The Board may from time to time remove members from, or add members to, the committee, and vacancies on the committee shall be filled by the Board. The addition of new members to, or filling of vacancies on, the committee shall be subject to the “disinterested person” requirement set forth in the first sentence of this subsection 2(c).

          (2)  The Board at any time by written resolution may abolish the committee. Upon the abolition of the Committee, the day-to-day administration of the Plan shall, immediately and without any other action on the part of the Board, revest in the Board. All decisions, determinations and interpretations of the committee shall be final and binding on all optionees, subject to any powers reserved by the Board by written resolution with respect to the Plan. The committee, if appointed pursuant to subsection 2(c), shall report to the Board the names of the Participants whom have been granted options, the number of shares covered by each option and the terms and conditions of each option granted under the Plan.

     (d)  The term “disinterested person” used in this section 2 of the Plan means an administrator of the Plan, whether a member of the Board or the committee, who satisfies the following criteria:

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          (1)  During the one year prior to his or her service as an administrator of the Plan, such person was not granted or awarded any option to purchase shares of Common Shares of the Company pursuant to the Plan, or any other plan of the Company or of its affiliates; and

          (2)  During his or her service as an administrator of the Plan, except as provided in US SEC Rule 16b-3, such person is not granted or awarded any option to purchase any Common Shares of the Company pursuant to the Plan, or any other plan of the Company or of its affiliates.

3.	Shares Subject to Plan and to Options.

     Subject to the provisions of section 8 (relating to adjustments upon changes in stock), the Common Shares which may be sold pursuant to options granted under the Plan shall not exceed, in the aggregate, 637,500 shares of the Company’s authorized, unissued Common Shares and may be unissued shares reacquired by the Company upon the termination, cancellation or expiration of options granted under the Plan, or shares bought on the market for the purposes of issuance under the Plan.

     (b)  The limitation set forth in this subsection 3(b) applies only to Participants to whom incentive stock options are granted or awarded under this Plan. The aggregate fair market value of the Common Shares with respect to which the options granted under the Plan are exercisable for the first time by a Participant during any calendar year (under this Plan and all other incentive stock option plans of the Company and its Affiliates) shall not exceed $100,000 US. The aggregate fair market value of the shares underlying the granted option shall be determined as of the option grant date, without regards to any restriction other than a restriction which by its terms will never lapse. If the fair market value of the Common Shares with respect to which incentive stock options are exercisable for the first time by a Participant during any calendar year exceeds $100,000, the options for the first $100,000 worth of Common Shares to become exercisable in such calendar year shall be incentive stock options and the options for the amount in excess of $100,000 that becomes exercisable in that calendar year shall be non qualified stock options. In the event that the Code or the regulations promulgated thereunder are amended after the effective date of this Plan to provide for a different limit on the fair market value of the Common Shares permitted to be subject to incentive stock options, such different limit shall be incorporated herein and shall apply to any options granted after the effective date of such amendment.

4.	Eligibility.

     (a)  Options under the Plan may only be awarded or granted to Participants whom are US residents. Non qualified stock options may be granted to employees, officers, directors, independent consultants and advisers of the Company or any parent, subsidiary or affiliate of the Company as long as such consultants and advisers render bona fide services not in connection the offer and sale of securities in a capital-raising transaction. Non qualified stock options may also be granted to certain employees of a person providing management services to the Company. Incentive stock options may be granted only to a Participant who is full or part time employee, including officers and directors, of the Company or any Parent, Subsidiary of Affiliate of the Company.

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     (b)  The limitations set forth in this section 4(b) apply only to incentive stock options. No option may be granted to an eligible Participant who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the company or any Parent, Subsidiary or Affiliate of the Company unless the option price is at least 110% of the fair market value of the Common Shares subject to the option and the term of the option does not exceed five (5) years from the date the option is granted.

     (c)  A participant may be granted more than one award under this Plan.

     (d)  The Company, from time to time, also may assume outstanding options granted by another company or otherwise, by either:

          (i)  granting an option under this Plan in replacement of the option assumed by the Company, or

          (ii)  treating the assumed option granted as if it had been granted under this Plan if the terms of such assumed option could be applied to an option granted under this Plan.

5.	Terms of Option Agreements.

     A written stock option agreement shall be entered into by the Company and each respective option holder. Each option agreement shall be subject to the terms of the Plan and shall be in such form and shall contain such other terms and conditions as the Board or the committee from time to time shall deem appropriate, subject to applicable laws and regulations of British Columbia, Canada and US (federal and state), section 7 of this Plan and the following limitations:

     (a)  Provided the five (5) year option term limitation set forth in subsection 4(b) is inapplicable, the term of any option granted under the Plan shall not be greater than ten (10) years from the date it was granted.

     (b)  The purchase price of the Common Shares under each incentive stock option shall be an amount at least equal to the fair market value of the Common Shares (subject to the option) on the date the option is granted (i.e. “option grant date”), subject to the purchase price requirements set forth in subsection 4(b). The purchase price of the Common Shares under each non qualified stock option shall be an amount equal to no less than eighty-five percent (85%) of the fair market value of the Common Shares (subject to the option) on the date the option is granted.

     (c)  No option issued under the Plan shall be transferable by the option holder otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act or the rules thereunder and allowed by Section 424(c)(4) of the Code. An option is exercisable only by the option holder or, upon his death, the option holder’s legal guardian or representative.

     (d) No option granted under the Plan (or any portion thereof) to any Participant who is subject to Section 16 of the Exchange Act shall be exercisable prior to seven (7) months after the grant date of the option. Options (or any portion thereof) granted to Participants who are not subject to Section 16 shall not be exercisable prior to ninety (90) days after the grant date of the option.

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     (e)  Incentive stock options may be exercised in any order the optionee deems appropriate. The annual $100,000 limitation set forth in subsection 3(b) for incentive stock options shall apply in each calendar year a respective option first becomes exercisable. The options shall be considered, for purposes of their annual limitations, in the order in which they were granted.

     (f)  For purposes of securities laws compliance, upon the advice of legal counsel, appropriate legends and/or transfer restrictions shall be included in the stock option agreements and/or stock certificates.

6.	Payment and Loans Upon Exercise.

     (a)  The purchase price of the Common Shares subject to an option shall be paid either in full at the time the option is exercised or pursuant to any deferred payment arrangement that only the Board (and not the committee) in its discretion may approve.

     (b)  Subject to applicable laws of British Columbia, Canada and the Company’s Altered Memorandum and Articles, as amended, the Company may make loans to individual optionees, including officers, on such terms as may be approved by only the Board (and not the committee) for the purpose of financing the exercise of options granted under the Plan and the payment of any taxes that may be due in respect of such exercise.

     (c)  In addition, if and to the extent authorized by the Board (and not the committee), optionees may make all or any portion of any payment due to the Company upon exercise of an option by rendering bona fide services to the Company or any parent, subsidiary or affiliate of the Company or by the delivery of any property (including Common Shares of the Company) other than cash, so long as such services or property constitutes valid consideration for the stock under applicable laws of British Columbia, Canada and the services or property has a readily ascertainable fair market value.

7.	Exercise of Options.

     (a)  Exercise of Options During Period of Employment: Each option granted under this Plan shall be exercisable at such times and under such conditions as may be determined by the Board (or the committee) at the time of the grant of the option and as shall be permissible under the provisions of the Plan.

     (b)  Exercise of Options Upon Termination of Employment: In the event an option holder’s employment with the Company or any parent, subsidiary or affiliate of the Company is terminated, the option holder’s rights to acquire the Common Shares under options granted under the Plan shall be as set forth below.

          (1)  Termination for Other Than Disability, Etc. If an optionee ceases to be employed by the Company or any parent, subsidiary or affiliate of the Company for any reason other than for disability, cause, misconduct, retirement or death, such optionee’s option, or any unexercised portion thereof, shall terminate three (3) months after the termination date of the optionee’s employment. During such three (3) month period, the optionee may exercise any unexercised option or portion thereof granted to him, but only to the extent such option or portion thereof was exercisable on the date of termination of his or her employment. The decision as to whether a termination for a reason other than disability, cause, misconduct or retirement or death has occurred shall be made by

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the Board (or the committee), whose decision shall be final and conclusive, except that employment shall not be considered terminated in the case of sick leave or other bona fide leave of absence approved in writing by the Company.

          (2)  Disability. If an optionee ceases to be employed by the Company or any parent, subsidiary or affiliate of the Company by reason of disability (within the meaning of Section 22(e)(3) of the Code), such optionee’s options, or any unexercised portion thereof, shall terminate twelve (12) months after the termination date of the optionee’s employment. The decision as to whether a termination by reason of disability has occurred shall be made by the Board (or the committee), whose decision shall be final and conclusive.

          (3)  Termination for Cause and/or Misconduct. If an optionee’s employment is terminated for cause and/or misconduct, such optionee’s option shall terminate immediately effective as of the date of termination of the optionee’s employment; provided, however, the Board (or the committee) may, in its sole discretion, within thirty (30) days of the optionee’s employment termination, waive the expiration of the option by giving written notice of such waiver to the optionee at the optionee’s last known address. If the waiver is given, the optionee may exercise the option only to the extent, during the time, and upon the other terms and conditions applicable to an optionee who ceased to be employed by the Company or any parent, subsidiary or affiliate of the Company for a reason other than disability, cause, misconduct, retirement or death. The determination of the Board (or the committee) on whether a termination is for cause and/or misconduct shall be made in good faith and shall be final and conclusive.

          (4)  Retirement. If prior to the expiration date of his option, an optionee shall retire with the consent of the Company or any parent, subsidiary or affiliate of the Company, such option or any unexercised portion thereof, to the extent exercisable as of the optionee’s retirement date, may be exercised within three (3) months of retirement, in the same manner as if the optionee had continued in the employ of the Company or any parent, subsidiary or affiliate of the Company.

          (5)  Death of an Optionee. If an optionee dies at any time when he is entitled to exercise an option, the option shall not terminate due to his death and, prior to the expiration of the option by its terms, the option may be exercised by his executor or administrator or the person or persons to whom the option is transferred by will or applicable laws of descent and distribution but only to the extent the options were exercisable on the date the optionee ceased to be employed by the Company, or any parent, subsidiary or affiliate of the Company due to his death.

8.	Adjustment Upon Changes in Stock; Reorganizations of the Company.

     (a)  In the event of any change in the outstanding Common Shares of the Company as a result of one or more stock splits or readjustments, stock dividends, or other increases or reductions of the number of shares outstanding without compensation therefor in money, resources or property, the remaining shares available under the Plan and the shares subject to each outstanding option and the exercise prices shall be approximately adjusted by the Board (or the committee) to reflect such changes; provided, however, that an adjustment in the exercise price shall be made in such a manner as not to constitute a “modification” as such term is defined in Section

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424 of the Code. Any adjustments made by the Board (or the committee) shall be conclusive. Neither the Board nor the committee shall make any adjustment in price or substitution in stock that will give any employee additional benefits or an increased aggregate value over the aggregate value available to that employee prior to the price adjustment or stock substitution.

     (b)  The existence of outstanding options hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or to authorize or approve any merger or consolidation of the Company, or to authorize or approve any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Shares of the Company or the rights thereof, or to authorize or approve the dissolution or liquidation of the Company, or any sale or transfer of all or any of its assets or businesses, or to authorize or approve any other corporate act or proceeding, whether of a similar character or otherwise.

          (1)  In the event of (i) a voluntary or involuntary dissolution or liquidation of the Company, (ii) merger of the Company into, or consolidation of the Company with, another corporation under circumstances where the Company is not the surviving corporation or (iii) sale or other disposition of substantially all of the Company’s assets to another corporation while unexercised options remain outstanding under the Plan, any unexercised options theretofore granted under the Plan shall be deemed canceled, except as hereinafter provided or to the extent that any agreement or undertaking of any party to any such merger, consolidation or sale, or any plan pursuant to which such dissolution is effected, shall make specific provision with respect to such unexercised options and the rights of such person or persons entitled to exercise such options. If any of the Company’s subsidiary are completely liquidated or dissolved, or if such corporations cease to be subsidiary, any unexercised options theretofore granted to optionees employed by such subsidiary shall be deemed canceled unless such optionee shall become employed by the Company or any parent, subsidiary or affiliate of the Company on the occurrence of the aforementioned events.

          (2)  If options are to be canceled pursuant to the provisions of subsection (b)(1), (i) notice of the cancellation shall be given to each holder of an option and (ii) each holder of an option shall have the right to exercise such option in full (without regard to any limitations set forth in or imposed pursuant to the Plan) during a 30-day period preceding the effective date of the dissolution, liquidation, merger, consolidation or sale.

9.	Amendment of the Plan.

     The Board at any time, and from time to time, may amend the Plan, subject to the limitation, however, that, except as provided in section 8 (relating to adjustments upon changes in stock) or as otherwise deemed appropriate by the Board, no amendment shall be effective unless approved, within twelve (12) months before or after the date of the amendment’s adoption, by the vote or written consent of a majority of the outstanding shares of the Company entitled to vote where such amendment will:

     (a) increase the number of shares reserved for options under the Plan;

     (b) materially increase the benefits accruing to Participants under the Plan; or

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     (c) materially modify the requirements of section 4 as to eligibility for participation in the Plan.

     It is expressly contemplated that the Board may amend the Plan in any respect necessary to provide the Participants with the maximum benefits intended to be provided under the Plan or options granted under it into compliance therewith.

     Rights and obligations under any option granted before amendment of the Plan shall not be altered or impaired by amendment of the Plan, except with the consent of the person to whom the option was granted.

10.	Termination or Suspension of the Plan.

     The Board at any time may suspend or terminate the Plan. The Plan, unless sooner terminated, shall terminate at the end of ten (10) years from the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. An option may not be granted under the Plan while the Plan is suspended or after it is terminated. Rights and obligations under any option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent of the person to whom the option was granted.

11.	Securities Laws Compliance; Stockholders’ Approval.

     Options granted and the issuance of the Common Shares upon exercise of the options are intended to be made in compliance with applicable laws and regulations of British Columbia, Canada and the US and the applicable laws and regulations of the US states in which Participants may reside. No Common Shares shall be issued upon the exercise of any option if counsel for the Company determines that the Company has not satisfied any applicable requirements including, but not limited to, registration requirements under the US Securities Act of 1933 or applicable laws of British Columbia, Canada or qualification requirements under applicable US state securities laws. The approval of the Plan was consented to by a majority of the holders of the outstanding shares of the Company’s Common Shares at the July 1993 Annual Meeting of Stockholders and subsequently such further amendments as recommended by the Board of Directors. The effective date shall be the date the Plan was adopted by the Board. No option granted hereunder shall be effective or exercisable by the optionee unless and until the Company’s stockholders have approved the Plan or such amendments.

12.	No Enlargement of Employee Rights.

     This Plan is purely voluntary on the part of the Company, and nothing in the Plan or any option granted thereunder shall affect the right of the Company or any parent, subsidiary or affiliate of the Company to terminate at any time and for any reason the employment of any employee who has been granted an option.

13.	Withholding of Taxes.

     The grant of options under this Plan and the issuance of Common Shares pursuant to the exercise of such options is conditioned upon the reservation of the right of the Company or any parent, subsidiary or affiliate of the Company to withhold, in

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accordance with any applicable law, from any compensation payable to the optionee any taxes required to be withheld by the laws of British Columbia, Canada as a result of the grant or exercise of any such option.

14.	Reservation of the Common Shares.

     The Company, during the term of this Plan, shall at all times reserve and keep available such number of its Common Shares as shall be sufficient to satisfy the requirements of the Plan.

15.	Use of Proceeds from Common Shares Purchases.

     Proceeds from the sale of the Common Shares upon exercise of options granted under the Plan shall be used for general corporate purposes.

16.	Effective Date of Plan.

     The Plan, as amended from time to time, became effective on May 19, 1993.

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ANNEX C

The 1993 Equity Incentive Stock Option Plan

1.	Purpose.

     (a)  The purpose of the International Absorbents Inc. 1993 Equity Incentive Stock Option Plan (the “Plan”) is to provide a means whereby employees, directors, officers and independent consultants and advisers of International Absorbents Inc. (the “Company”) or any parent, subsidiary or affiliate of the Company, who are residents of Canada or another country other than the United States of America (“US”) (the “Participants”) may be given an opportunity to purchase the Common Shares of the Company.

     (b)  The Company, by means of the Plan, seeks to provide for itself or any parent, subsidiary or affiliate of the Company a means to attract and retain the best available persons for positions of substantial responsibility and to provide certain key employees with an additional incentive to contribute to the success of the Company.

     (c)  It is intended that the Plan comply with the laws of the Province of British Columbia and of Canada.

     (d)  For purposes of this Plan, the term “exercisable” (or any derivative of such term) means the date on which an option granted under the Plan (or any portion of such option) is no longer subject to any restrictions on its exercise, such as (but not limited to) remaining as an employee, consultant or adviser of the Company for a certain period of time or holding or vesting requirements.

     (e)  The Company is a British Columbia corporation. Its Common Shares are traded on The American Stock Exchange (“Amex”). The Plan is intended to qualify as a US SEC Rule 16b-3 Plan for the benefit of Participants who, from time to time, may become subject to the US “insider” reporting and liability provisions of Section 16 of the Securities Exchange Act of 1934 (the “Exchange Act.”)

2.	Administration.

     (a)  The Plan shall be administered by the Board of Directors (the “Board”) of the Company whose members shall be “disinterested persons” as that term is defined in subsection 2(d) below unless the Board elects to delegate the administration of the Plan to a committee pursuant to subsection 2(c) below.

     (b)  The Board shall have the power, subject to, and within, the limits of the express provisions of the Plan:

           (1)  To determine from time to time which of the Participants shall be granted options under the Plan; the nature of the option; the term of each option granted; subject to section 7 of the Plan, the time or times during the term of each option within which all or portions of each option may be exercised by the option holder; and the number of shares which may be purchased pursuant to each option granted.

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          (2)  To construe and interpret the Plan and options granted under it, and to establish, amend, and revoke rules and regulations for its administration. The Board, in the exercise of this power, shall generally determine all questions of policy and expediency that may arise and may correct any defect, omission, or inconsistency in the Plan or in any option agreement (entered into between the Company and a Participant) in a manner and to the extent the Company shall deem necessary or expedient to make the Plan fully effective.

          (3)  To prescribe the terms and provisions of each option granted (which need not be identical).

          (4)  To amend the Plan, as provided in section 9 below.

          (5)  Generally, to exercise such powers and to perform such acts as are deemed necessary or expedient to administer the Plan or promote the best interests of the Company. All decisions, determinations and interpretations of the Board shall be final and binding on all optionees.

     (c)  Subject to the laws of British Columbia, Canada, the Board, by written resolution, may delegate administration of the Plan (including, without limitation, the Board’s powers under subsection 2(b)) to a committee composed of not less than two (2) members of the Board, provided all members of the committee are “disinterested persons” as defined in subsection 2(d) below.

          (1)  If the administration of the Plan is delegated to a committee, the committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to written resolutions (if any) or constraints, not inconsistent with the provisions of the Plan, adopted from time to time by the Board. The committee shall not delegate the administration of the Plan to anyone. The Board may from time to time remove members from, or add members to, the committee, and vacancies on the committee shall be filled by the Board. The addition of new members to, or filling of vacancies on, the committee shall be subject to the “disinterested person” requirement set forth in the first sentence of this subsection 2(c).

           (2)  The Board at any time by written resolution may abolish the committee. Upon the abolition of the Committee, the day-to-day administration of the Plan shall, immediately and without any other action on the part of the Board, revest in the Board. All decisions, determinations and interpretations of the committee shall be final and binding on all optionees, subject to any powers reserved by the Board by written resolution with respect to the Plan. The committee, if appointed pursuant to subsection 2(c), shall report to the Board the names of the Participants whom have been granted options, the number of shares covered by each option and the terms and conditions of each option granted under the Plan.

     (d)  The term “disinterested person” used in this section 2 of the Plan means an administrator of the Plan, whether a member of the Board or the committee, who satisfies the following criteria:

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          (1)  During the one year prior to his or her service as an administrator of the Plan, such person was not granted or awarded any option to purchase shares of Common Shares of the Company pursuant to the Plan, or any other plan of the Company or of its affiliates; and

          (2)  During his or her service as an administrator of the Plan, except as provided in US SEC Rule 16b-3, such person is not granted or awarded any option to purchase any Common Shares of the Company pursuant to the Plan, or any other plan of the Company or of its affiliates.

3.	Shares Subject to Plan and to Options.

     Subject to the provisions of section 8 (relating to adjustments upon changes in stock), the Common Shares which may be sold pursuant to options granted under the Plan shall not exceed, in the aggregate, 431,250 shares of the Company’s authorized, unissued Common Shares and may be unissued shares reacquired by the Company upon the termination, cancellation or expiration of options granted under the Plan, or shares bought on the market for the purposes of issuance under the Plan.

4.	Eligibility.

     (a)  Stock options may be granted to employees, officers, independent consultants and advisers of the Company or any parent, subsidiary or affiliate of the Company as long as such consultants and advisers render bona fide services not in connection the offer and sale of securities in a capital-raising transaction and provided the person selected to be granted or awarded an option under this Plan is not a US resident.

     (b)  Stock options may be granted to directors of any parent, subsidiary or affiliate of the Company provided such directors are not either employees or directors of the Company and are not US residents.

     (c)  Stock options may be granted to any director of the Company provided such director is also an employee of the Company.

     (d)  Options shall be automatically granted to current and future directors of the Company who are not also employees of the Company (“outside directors”) in accordance with the Plan and the additional terms and conditions set forth below:

          (i)  Each outside director shall be granted four options to purchase a total of 20,000 of the Company’s Common Shares.

          (ii)  The first option for the purchase of 5,000 shares shall be automatically granted on October 1, 2001 and the remaining options (each for the purchase of 5,000 shares) shall be automatically granted annually thereafter on October 1 provided the outside director continues to be an outside director as of the October 1 grant date. If October 1 falls on a week-end or a holiday, the grant date shall be the first business date following such week-end or holiday.

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          (iii)  The per share option exercise price shall be the fair market value of the Common Shares of the Company as of the close of business on the option grant date.

          (iv)  Payment of the option exercise price shall be made in cash, by check or in cash equivalent.

          (v)  No option shall become exercisable prior to the seventh month after the grant date of such option.

     (e)  A participant may be granted more than one award under this Plan.

     (f)  The Company, from time to time, also may assume outstanding options granted by another company or otherwise, by either:

          (i)  granting an option under this Plan in replacement of the option assumed by the Company, or

          (ii)  treating the assumed option granted as if it had been granted under this Plan if the terms of such assumed option could be applied to an option granted under this Plan.

     The assumption of options shall be permissible if the holder of the assumed option would have been eligible to be granted an option under this Plan if the other company had applied the rules of this Plan to such grant.

5.	Terms of Option Agreements.

     A written stock option agreement shall be entered into by the Company and each respective option holder. Each option agreement shall be subject to the terms of the Plan and shall be in such form and shall contain such other terms and conditions as the Board or the committee from time to time shall deem appropriate, subject to section 7 and the following limitations:

     (a)  The term of any option granted under the Plan shall not be greater than ten (10) years from the date it was granted.

     (b)  The purchase price of the Common Shares under each option shall be an amount at least equal to the fair market value of the Common Shares (subject to the option) on the date the option is granted (i.e. “option grant date”).

     (c)  Subject to the laws of British Columbia, Canada, no option issued under the Plan shall be transferable by the option holder otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order similar to a “qualified domestic relations order” as defined by the Code or Title I of the Employee Retirement Income Security Act or the rules thereunder and allowed by Section 424(c)(4) of the US Internal Revenue Code of 1986, as amended. An option is exercisable only by the option holder or, upon his death, the option holder’s legal guardian or representative.

     (d)  No option granted under the Plan (or any portion thereof) to any Participant who is subject to Section 16 of the Exchange Act shall be exercisable prior to seven (7) months after the grant date of the option. Options (or any portion thereof) granted to Participants who are not subject to Section 16 shall not be exercisable prior to ninety (90) days after the grant date of the option.

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     (e)  For purposes of securities laws compliance, upon the advice of legal counsel appropriate legends and/or transfer restrictions shall be included in the stock option agreements and/or stock certificates.

6.	Payment and Loans Upon Exercise.

     (a)  The purchase price of the Common Shares subject to an option shall be paid either in full at the time the option is exercised or pursuant to any deferred payment arrangement that only the Board (and not the committee) in its discretion may approve.

     (b)  Subject to applicable laws of British Columbia, Canada and the Company’s Altered Memorandum and Articles, as amended, the Company may make loans to individual optionees, including officers, on such terms as may be approved by only the Board (and not the committee) for the purpose of financing the exercise of options granted under the Plan and the payment of any taxes that may be due in respect of such exercise.

     (c)  In addition, if and to the extent authorized by the Board (and not the committee), optionees may make all or any portion of any payment due to the Company upon exercise of an option by rendering bona fide services to the Company or any parent, subsidiary or affiliate of the Company or by the delivery of any property (including Common Shares of the Company) other than cash, so long as such services or property constitutes valid consideration for the stock under applicable laws of British Columbia, Canada and the services or property has a readily ascertainable fair market value.

7.	Exercise of Options.

     (a)  Exercise of Options During Period of Employment: Each option granted under this Plan shall be exercisable at such times and under such conditions as may be determined by the Board (or the committee) at the time of the grant of the option and as shall be permissible under the provisions of the Plan.

     (b)  Exercise of Options Upon Termination of Employment: In the event an option holder’s employment with the Company or any parent, subsidiary or affiliate of the Company is terminated, the option holder’s rights to acquire the Common Shares under options granted under the Plan shall be as set forth below.

          (1)  Termination for Other Than Disability, Etc. If an optionee ceases to be employed by the Company or any parent, subsidiary or affiliate of the Company for any reason other than for disability, cause, misconduct, retirement or death, such optionee’s option, or any unexercised portion thereof, shall terminate three (3) months after the termination date of the optionee’s employment. During such three (3) month period, the optionee may exercise any unexercised option or portion thereof granted to him, but only to the extent such option or portion thereof was exercisable on the date of termination of his or her employment. The decision as to whether a termination for a reason other than disability, cause, misconduct or retirement or death has occurred shall be

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made by the Board (or the committee), whose decision shall be final and conclusive, except that employment shall not be considered terminated in the case of sick leave or other bona fide leave of absence approved in writing by the Company.

          (2)  Disability. If an optionee ceases to be employed by the Company or any parent, subsidiary or affiliate of the Company by reason of disability, such optionee’s options, or any unexercised portion thereof, shall terminate twelve (12) months after the termination date of the optionee’s employment. The decision as to whether a termination by reason of disability has occurred shall be made by the Board (or the committee), whose decision shall be final and conclusive.

          (3)  Termination for Cause and/or Misconduct. If an optionee’s employment is terminated for cause and/or misconduct, such optionee’s option shall terminate immediately effective as of the date of termination of the optionee’s employment; provided, however, the Board (or the committee) may, in its sole discretion, within thirty (30) days of the optionee’s employment termination, waive the expiration of the option by giving written notice of such waiver to the optionee at the optionee’s last known address. If the waiver is given, the optionee may exercise the option only to the extent, during the time, and upon the other terms and conditions applicable to an optionee who ceased to be employed by the Company or any parent, subsidiary or affiliate of the Company for a reason other than disability, cause, misconduct, retirement or death. The determination of the Board (or the committee) on whether a termination is for cause and/or misconduct shall be made in good faith and shall be final and conclusive.

          (4)  Retirement. If prior to the expiration date of his option, an optionee shall retire with the consent of the Company or any parent, subsidiary or affiliate of the Company, such option or any unexercised portion thereof, to the extent exercisable as of the optionee’s retirement date, may be exercised within three (3) months of retirement, in the same manner as if the optionee had continued in the employ of the Company or any parent, subsidiary or affiliate of the Company.

          (5)  Death of an Optionee. If an optionee dies at any time when he is entitled to exercise an option, the option shall not terminate due to his death and, prior to the expiration of the option by its terms, the option may be exercised by his executor or administrator or the person or persons to whom the option is transferred by will or applicable laws of descent and distribution but only to the extent the options were exercisable on the date the optionee ceased to be employed by the Company, or any parent, subsidiary or affiliate of the Company due to his death.

8.	Adjustment Upon Changes in Stock; Reorganizations of the Company.

     (a)  In the event of any change in the outstanding Common Shares of the Company as a result of one or more stock splits or readjustments, stock dividends, or other increases or reductions of the number of shares outstanding without compensation therefor in money, resources or property, the remaining shares available under the Plan and the shares subject to each outstanding option and the exercise prices shall be approximately adjusted by the Board (or the committee) to reflect such changes. Any adjustments made by the Board (or the committee) shall be conclusive. Neither the Board nor the committee shall make any

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adjustment in price or substitution in stock that will give any employee additional benefits or an increased aggregate value over the aggregate value available to that employee prior to the price adjustment or stock substitution.

     (b)  The existence of outstanding options hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or to authorize or approve any merger or consolidation of the Company, or to authorize or approve any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Shares of the Company or the rights thereof, or to authorize or approve the dissolution or liquidation of the Company, or any sale or transfer of all or any of its assets or businesses, or to authorize or approve any other corporate act or proceeding, whether of a similar character or otherwise.

          (1)  In the event of (i) a voluntary or involuntary dissolution or liquidation of the Company, (ii) merger of the Company into, or consolidation of the Company with, another corporation under circumstances where the Company is not the surviving corporation or (iii) sale or other disposition of substantially all of the Company’s assets to another corporation while unexercised options remain outstanding under the Plan, any unexercised options theretofore granted under the Plan shall be deemed canceled, except as hereinafter provided or to the extent that any agreement or undertaking of any party to any such merger, consolidation or sale, or any plan pursuant to which such dissolution is effected, shall make specific provision with respect to such unexercised options and the rights of such person or persons entitled to exercise such options. If any of the Company’s subsidiary are completely liquidated or dissolved, or if such corporations cease to be subsidiary, any unexercised options theretofore granted to optionees employed by such subsidiary shall be deemed canceled unless such optionee shall become employed by the Company or any parent, subsidiary or affiliate of the Company on the occurrence of the aforementioned events.

          (2)  If options are to be canceled pursuant to the provisions of subsection (b)(1), (i) notice of the cancellation shall be given to each holder of an option and (ii) each holder of an option shall have the right to exercise such option in full (without regard to any limitations set forth in or imposed pursuant to the Plan) during a 30-day period preceding the effective date of the dissolution, liquidation, merger, consolidation or sale.

9.	Amendment of the Plan.

     The Board at any time, and from time to time, may amend the Plan, subject to the limitation, however, that, except as provided in section 8 (relating to adjustments upon changes in stock) or as otherwise deemed appropriate by the Board, no amendment shall be effective unless approved, within twelve (12) months before or after the date of the amendment’s adoption, by the vote or written consent of a majority of the outstanding shares of the Company entitled to vote where such amendment will:

     (a)  increase the number of shares reserved for options under the Plan;

     (b)  materially increase the benefits accruing to Participants under the Plan; or

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     (c)  materially modify the requirements of section 4 as to eligibility for participation in the Plan.

     It is expressly contemplated that the Board may amend the Plan in any respect necessary to provide the Participants with the maximum benefits intended to be provided under the Plan or options granted under it into compliance therewith.

     Rights and obligations under any option granted before amendment of the Plan shall not be altered or impaired by amendment of the Plan, except with the consent of the person to whom the option was granted.

10.	Termination or Suspension of the Plan.

     The Board at any time may suspend or terminate the Plan. The Plan, unless sooner terminated, shall terminate at the end of ten (10) years from the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. An option may not be granted under the Plan while the Plan is suspended or after it is terminated. Rights and obligations under any option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent of the person to whom the option was granted.

11.	Securities Laws Compliance; Stockholders’ Approval.

     Options granted and the issuance of the Common Shares upon exercise of the options are intended to be made in compliance with applicable laws and regulations of British Columbia, Canada and the US. No Common Shares shall be issued upon the exercise of any option if counsel for the Company determines that the Company has not satisfied any applicable requirements including, but not limited to, registration requirements under the US Securities Act of 1933 or applicable laws of British Columbia, Canada. The approval of the Plan was consented to by a majority of the holders of the outstanding shares of the Company’s Common Shares at the July 1993 Annual Meeting of Stockholders and subsequently such further amendments as recommended by the Board of Directors. The effective date shall be the date the Plan was adopted by the Board. No option granted hereunder shall be effective or exercisable by the optionee unless and until the Company’s stockholders have approved the Plan or such amendments.

12.	No Enlargement of Employee Rights.

     This Plan is purely voluntary on the part of the Company, and nothing in the Plan or any option granted thereunder shall affect the right of the Company or any parent, subsidiary or affiliate of the Company to terminate at any time and for any reason the employment of any employee who has been granted an option.

13.	Withholding of Taxes.

     The grant of options under this Plan and the issuance of Common Shares pursuant to the exercise of such options is conditioned upon the reservation of the right of the Company or any parent, subsidiary or affiliate of the Company to withhold, in

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accordance with any applicable law, from any compensation payable to the optionee any taxes required to be withheld by the laws of British Columbia, Canada as a result of the grant or exercise of any such option.

14.	Reservation of the Common Shares.

     The Company, during the term of this Plan, shall at all times reserve and keep available such number of its Common Shares as shall be sufficient to satisfy the requirements of the Plan.

15.	Use of Proceeds from Common Shares Purchases.

     Proceeds from the sale of the Common Shares upon exercise of options granted under the Plan shall be used for general corporate purposes.

16.	Effective Date of Plan.

     The Plan, as amended from time to time, became effective on May 19, 1993.

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Form of Proxy

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF INTERNATIONAL ABSORBENTS INC. (THE “COMPANY”) FOR THE ANNUAL GENERAL MEETING (THE “MEETING”) OF SHAREHOLDERS TO BE HELD AT THE XCHANGE CONFERENCE CENTRE, 2ND FLOOR, 888 DUNSMUIR STREET, VANCOUVER, BRITISH COLUMBIA, CANADA ON WEDNESDAY JUNE 25, 2003 AT 9:00 AM (Pacific Time).

The undersigned member (“Registered Shareholder”) of the Company hereby appoints, Gordon Lloyd Ellis, an Executive Officer of the Company or failing this person, David H. Thompson, Secretary of the Company, or in the place of the foregoing,                                                                                                           (print the name), as proxyholder for and on behalf of the Registered Shareholder with the power of substitution to attend, act and vote for and on behalf of the Registered Shareholder in respect of all matters that may properly come before the aforesaid meeting of the Registered Shareholders of the Company (the “Meeting”) and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Registered Shareholder were present at the said Meeting, or any adjournment thereof.

The Registered Shareholder hereby directs the proxyholder to vote the securities of the Company recorded in the name of the Registered Shareholder as specified herein. Unless direction is given, this proxy will be voted “FOR” the election of the nominees listed in this proxy and “FOR” the other proposals listed in this proxy and described in accompanying Notice of Annual General Meeting and Proxy Statement.

The undersigned Registered Shareholder hereby revokes any proxy previously given to attend and vote at said Meeting.

REGISTERED HOLDER SIGN HERE:

DATE SIGNED:

Resolutions (For full details of each item, please see the enclosed Notice of Annual General Meeting and Proxy Statement).

The Board of Directors recommends a vote “FOR” each of the following:

		For	Against	Withhold/ Abstain

1.	To elect the following persons as Class II Directors of the Company for a term of two years:

	Stephen H. Silbernagel		n/a

	John J. Sutherland		n/a

	Lionel G. Dodd		n/a

	Daniel J. Whittle		n/a

2.	To appoint Moss Adams, Certified Public Accountants, as the Company’s independent auditors for the fiscal year ending January 31, 2004.

3.	To approve the granting of stock options to directors and officers of the Company.

4.	To amend the 1993 Stock Option Plan for U.S. Participants.

5.	To amend the 1993 Equity Stock Option Plan.

6.	To grant the proxyholder authority to vote at his/her discretion on any other business which may come before the meeting.

THIS PROXY MUST BE SIGNED AND DATED.

SEE IMPORTANT INSTRUCTIONS ON REVERSE.

INSTRUCTIONS FOR COMPLETION OF PROXY

1.	This Proxy is solicited by the Management of the Company.

2.	This form of proxy (“Instrument of Proxy”) must be signed by you, the Registered Shareholder, or by your attorney duly authorized by you in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

3.	If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the Registered Shareholder, for the proxyholder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Shareholder, by Pacific Corporate Trust Company.

4.	A Registered Shareholder who wishes to attend the Meeting and vote on the resolutions in person, may simply register with the scrutineers before the Meeting begins.

5.	A Registered Shareholder who is not able to attend the Meeting in person but wishes to vote on the resolutions, may do the following:

(a)	appoint one of the management proxyholders named on the Instrument of Proxy, by leaving the wording appointing a nominee as is (i.e. do not strike out the management proxyholders shown and do not complete the blank space provided for the appointment of an alternate proxyholder). Where no choice is specified by a Registered Shareholder with respect to a resolution set out in the Instrument of Proxy, a management appointee acting as a proxyholder will vote the resolution as if the Registered Shareholder had specified an affirmative vote;

OR

(b)	appoint another proxyholder, who need not be a Registered Shareholder of the Company, to vote according to the Registered Shareholder’s instructions, by striking out the management proxyholder names shown and inserting the name of the person you wish to represent you at the meeting in the space provided for an alternate proxyholder. If no choice is specified, the proxyholder has discretionary authority to vote as the proxyholder sees fit.

6.	The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Registered Shareholder on any poll of a resolution that may be called for and, if the Registered Shareholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. Further, if so authorized by this Instrument of Proxy, the securities will be voted by the appointed proxyholder with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxyholder in its sole discretion sees fit.

7.	If a Registered Shareholder has submitted an Instrument of Proxy, the Registered Shareholder may still attend the Meeting and may vote in person. To do so, the Registered Shareholder must record his/her attendance with the scrutineers before the commencement of the Meeting and revoke, in writing, the prior votes.

To be represented at the Meeting, voting instructions must be DEPOSITED at the office of “PACIFIC CORPORATE TRUST COMPANY” no later than forty eight (“48”) hours (excluding Saturdays, Sundays and holidays) prior to the time of the Meeting, or adjournment thereof.

The mailing address of Pacific Corporate Trust Company is 625 Howe Street, 10th Floor, Vancouver, British Columbia, V6C 3B8, and its fax number is (604) 689-8144.

ONLY REGISTERED HOLDERS ARE ABLE TO COMPLETE TELEPHONE VOTING AT 1-888-Tel-Vote (1-888-835-8683) OR

INTERNET VOTING AT http://www.stocktronics.com/webvote